UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2009

Date of reporting period:	June 30, 2009

Item 1:	Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03343

Sit Large Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2009

Date of reporting period:	June 30, 2009

Item 1:	Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	June 30, 2009

Date of reporting period:	June 30, 2009

Item 1:	Reports to Stockholders

Sit Mutual Funds

Stock Funds
Annual Report

One Year Ended June 30, 2009

A FAMILY OF NO-LOAD FUNDS

Balanced Fund
Dividend Growth Fund
Global Dividend Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
International Growth Fund
Small Cap Growth Fund
Developing Markets Growth Fund

Sit Mutual Funds
STOCK FUNDS ANNUAL REPORT
TABLE OF CONTENTS

Sit Mutual Funds
One Year Ended June 30, 2009

Chairman’s Letter

Dear Fellow Shareholders:

          Despite the strong second quarter rebound, global equity prices have experienced sharp declines over the past twelve months. We believe, however, that recent stability in financial markets is an indicator that the worst of the economic contraction has occurred and a recovery should begin to slowly unfold in the second half of 2009.

Economic Overview
          The rapidly evolving financial crisis, which had its roots in the U.S. housing market, spread quickly to credit markets, then to concerns over the solvency of major financial institutions, and, finally, to the real economy. The annualized declines in U.S. real gross domestic product (GDP) in fourth quarter 2008 (-6.3%) and first quarter 2009 (-5.5%) were the largest sequential quarterly drops since the 1981-1982 recession. Importantly, however, policymakers throughout the world have responded in an unprecedented manner, with rapid reductions in short-term interest rates and enormous fiscal stimulus packages totaling over $2 trillion globally by some counts. Although this spending, along with smaller drawdowns of business inventories, will likely have a positive impact on the economy over the next several quarters, we expect only modest U.S. economic growth in the second half of the year. The key near-term drags on growth are increasing unemployment and a rising consumer savings rate. While one could argue that U.S. consumers should save more following the huge borrowing binge that has occurred in recent years, lower consumer spending will have a meaningful, negative impact on economic growth.
          On the inflation front, most of the major price indicators remain well contained. The most recent (June) Consumer Price Index (CPI) increased +0.7% sequentially, driven by a +17.3% surge in gasoline prices. However, the latest gas pump prices and wholesale gasoline quotes suggest a sharp pullback in the CPI energy component in July, which is likely to push headline CPI back into negative territory. On a year-over-year basis, the June CPI was down -1.4%. This underscores our belief that inflation is not a near-term problem, particularly since labor costs are subdued given the employment picture. Clearly, however, investors should be concerned about inflation at some point. The unprecedented monetary and fiscal stimulus currently being applied to the economy, coupled with the Federal Reserve’s difficult task of determining when to become more restrictive without short-circuiting the recovery, point to rising inflation risk further down the road.
          In terms of fiscal policy, both the near- and long-term outlooks are challenging, to say the least. Through the first nine months of the current fiscal year, the budget deficit stands at an eye-popping, record-setting level of $1.1 trillion. Total tax receipts are down approximately -22% through June, largely due to the recession, but exacerbated by the tax rebates related to the stimulus plan. The Congressional Budget Office is projecting a budget deficit this year of $1.67 trillion, which is largely consistent with estimates from the Office of the Management and Budget ($1.84 trillion). Relative to GDP, these numbers are almost unprecedented, surpassed only by the spending that occurred during World War II. These deficits may not have severe near-term implications for the economy, but they are a longer term risk. If left unchecked, unsustainably high deficits will likely impact the economy negatively, probably through higher interest rates and/or a weakened U.S. dollar.

Equity Strategy
          The past twelve months have proven especially difficult for equity investors, although the market rally over the past quarter was encouraging. While there are clearly challenges to overcome, we believe there are enough positive factors to support higher stock prices in the months ahead. First, as discussed above, many economic data points have shown signs of stability, and fiscal and monetary stimulus efforts have yet to fully play out. Second, credit markets, although clearly not back to normal, have started to function again, and there are even tentative signs that the housing market is beginning to bottom. Third, corporate balance sheets remain strong and profitability has been relatively resilient. In fact, the majority of recent corporate earnings reports have exceeded analyst estimates, largely due to cost cutting and productivity efforts. This suggests that profit margins and earnings could be meaningfully higher once sales growth resumes. Finally, we believe inflation and interest rates will remain subdued, supporting higher valuations (i.e. P/E multiples) for equities.
          To be clear, these incremental positives are battling significant headwinds that will not dissipate overnight. Unemployment will likely move higher as major sectors of the economy (e.g. autos, construction) are unlikely to recover quickly. In addition, the negative “wealth effect,” due to the fallout from depressed equity and real estate prices, is pushing consumer savings rates higher. But overall, we believe some degree of momentum returning to the economy is likely over the near term and will give rise to higher corporate earnings, particularly in 2010.
          In terms of strategy, we continue to maintain above-average diversification within the Funds, both in terms of sectors and individual holdings. We believe this balance is appropriate in managing risk until greater clarity emerges on an economic recovery. That said, we do believe several sectors have potential to show market leadership over the near to intermediate term. The prospects for the technology sector, for example, remain bright, largely due to the sector’s solid financial characteristics and strong corporate demand for products and services that improve productivity. The energy sector also appears attractive, as oil prices have rebounded sharply in recent months and we believe that a long-term supply/demand imbalance continues to exist. And finally, there are opportunities that have emerged in the troubled financial sector, as valuations remain depressed for many companies even though fundamentals appear to be stabilizing. To this point, capital markets activity is improving as credit markets are now functioning again, and a sharply upward sloping yield curve bodes well for wider net interest margins for many financial institutions. In addition, several companies, such as J.P. Morgan and Goldman Sachs, stand to benefit from reduced competition in key businesses. In terms of stock selection criteria, we continue to emphasize “quality” companies in all sectors, with characteristics such as strong balance sheets, consistent earnings growth and strong free cash flow generation. It is our belief that companies with strong financials can fight through these tough conditions and, perhaps, more importantly, reinvest in the business or make acquisitions to enhance earnings potential as the economy recovers.
          Equity markets outside the U.S. have also performed better in recent months, as investors begin to anticipate an economic recovery. We continue to see attractive investment opportunities in emerging markets, particularly in Asia excluding Japan, as economies are responding to aggressive monetary and fiscal stimulus efforts. We continue to underweight Japan, however, due to weak domestic consumption trends and structural issues within the economy. While we continue to see select opportunities in Europe, our enthusiasm for the region is tempered based on our belief that more fiscal and monetary stimulus are needed to revive growth.
          We appreciate our shareholders’ patience during this very difficult market and economic environment. Our research staff remains committed to identifying well-managed companies that can both weather the current economic storm and prosper as economic conditions improve.

With best wishes,

Roger J. Sit
Chairman, Chief Executive Officer and
Global Chief Investment Officer

Sit Mutual Funds One Year Ended June 30, 2009
Performance Summary and Stock Funds Market Review

          Domestic equity indices moved sharply lower over the past twelve months, with all of the major indices that we monitor posting 20% or greater declines during the period.
          Within the U.S., small capitalization stocks slightly outperformed larger issues over the past twelve months, as the S&P 500 Index fell 26.2%, while the Russell 2000® Index fell 25.0%. The S&P Mid Cap Index return was -28.0% over the period. Growth stocks outperformed value stocks over the period, largely due to the fact that the underperforming financial sector tends to be more heavily-weighted within value indices. The growth-value return differential was the greatest among larger stocks. For example, the Russell 1000® Growth Index fell 24.5% over the period, while the Russell 1000® Value Index declined 29.0%. Whereas, the difference between the Russell 2000® Growth (-24.9% for the twelve months) and the Russell 2000® Value (-25.2%) was a more modest differential.
          Although there was a wide differential in sector performance, all groups posted negative returns over the past twelve months. The most “defensive” sectors of the market generally fared the best. For example, within the S&P 500 Index, sectors that outperformed the overall index over the period included consumer non-durables, health technology, health services and technology services. The retail trade sector also outperformed, but this was almost entirely due to the strong performance of Wal-Mart Stores. The sectors that underperformed the broader market over the past twelve months tended to be those most significantly impacted by the economy, namely including industrial services, non-energy minerals, finance and producer manufacturing. The breadth of the decline in stocks was notable over the period, as 484 of the S&P 500 Index companies posted negative returns.
          The fundamentals driving domestic stocks lower also impacted markets outside the U.S., with all geographic regions falling 20% or more. The broadest measure of global equity performance, the MSCI World Index, fell 29.5% over the past twelve months, with the Emerging Market component slightly more, down 30.0% over the period. The MSCI Europe Index fell a greater 34.5%, as returns were negatively impacted by strength in the U.S. dollar. Conversely, the Japan component declined the least (-24.6%), as the Japanese currency gained significant ground against the U.S. dollar since mid-2008.

SIT EQUITY FUNDS	3-Month Return*
Balanced SIBAX	10.18%
S&P 500 Index	15.93
Barclays Capital Aggregate Bond Index	1.78
Dividend Growth Class I SDVGX	14.44
S&P 500 Index	15.93
Dividend Growth Class S SDVSX	14.43
S&P 500 Index	15.93
Global Dividend Growth(1) Class I GDGIX	16.30
Global Dividend Growth(1) Class S GDGSX	16.37
Composite Index(3)	19.71
S&P 500 Index	15.93
MSCI EAFE Index	25.43
Large Cap Growth SNIGX	13.00
Russell 1000® Growth Index(4)	16.32
Mid Cap Growth(5) NBNGX	19.71
Russell Midcap® Growth Index(6)	20.67
International Growth(1) SNGRX	23.58
MSCI EAFE Growth Index(7)	21.43
Small Cap Growth(5) SSMGX	19.69
Russell 2000® Growth Index(8)	23.38
Developing Markets Growth(1) SDMGX	32.98
MSCI Emerging Markets Index(8)	33.57
*3- and 6-month returns not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains.

(1)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(2)	Period from Fund inception (9/30/08) through 6/30/09. Not annualized.
(3)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED JUNE 30, 2009

6-Month Return*	1-Year	3-Year	5-Year	10-Year	Since Inception		Inception Date
6.07%	-17.84%	-2.66%	0.97%	-0.04%	5.34%		12/31/93
3.16	-26.22	-8.22	-2.24	-2.22	6.45
1.90	6.05	6.43	5.01	5.98	6.10
4.53	-21.59	-2.62	3.22	—	3.25		12/31/03
3.16	-26.22	-8.22	-2.24	—	-1.44
4.39	-21.79	-2.90	—	—	-2.60		3/31/06
3.16	-26.22	-8.22	—	—	-8.02
3.37	—	—	—	—	-2.06	(2)	9/30/08
3.30	—	—	—	—	-2.18	(2)	9/30/08
5.11	—	—	—	—	-17.08	(2)
3.16	—	—	—	—	-19.48	(2)
7.95	—	—	—	—	-13.59	(2)
7.74	-24.77	-4.28	0.74	-3.01	9.12		9/2/82
11.53	-24.50	-5.45	-1.83	-4.18	9.69
13.66	-32.51	-7.42	0.18	-0.45	11.04		9/2/82
16.61	-30.33	-7.93	-0.44	0.02	—
4.01	-37.71	-9.95	0.26	-3.98	2.58		11/1/91
6.34	-33.66	-7.39	2.19	-0.59	2.50
10.17	-30.85	-8.19	0.47	3.72	8.71		7/1/94
11.36	-24.85	-7.83	-1.32	-0.89	4.25
31.46	-33.73	0.11	12.12	5.85	3.90		7/1/94
34.26	-29.97	0.61	11.99	6.29	3.13

(4)	Figures assume an inception date of 9/2/82.
(5)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(6)	Russell Midcap® Growth Index inception 12/31/85.
(7)	Figures assume an inception date of 10/31/91.
(8)	Figures assume an inception date of 6/30/94.

Sit Mutual Funds
Total Returns by Calendar Year

SIT EQUITY FUNDS TOTAL RETURN BY CALENDAR YEAR

	1998	1999	2000	2001
Balanced	21.30%	20.15%	-4.80%	-12.99%
S&P 500 Index	28.58	21.04	-9.11	-11.88
Barclays Capital Aggregate Bond Index	8.69	-0.82	11.63	8.44

Dividend Growth Class I	—	—	—	—
S&P 500 Index	—	—	—	—

Dividend Growth Class S	—	—	—	—
S&P 500 Index	—	—	—	—

Global Dividend Growth Class I(1)	—	—	—	—
Global Dividend Growth Class S(1)	—	—	—	—
Composite Index(3)	—	—	—	—
S&P 500 Index	—	—	—	—
MSCI EAFE Index	—	—	—	—

Large Cap Growth(4)	30.56	33.41	-13.84	-27.70
Russell 1000® Growth Index	38.72	33.16	-22.43	-20.42

Mid Cap Growth(5) (6)	6.84	70.65	-4.35	-33.39
Russell Midcap® Growth Index	17.87	51.29	-11.75	-20.15

International Growth(1)	18.95	50.77	-26.66	-33.26
MSCI EAFE Growth Index	22.21	29.46	-24.51	-24.58

Small Cap Growth(5)	1.97	108.63	6.25	-28.19
Russell 2000® Growth Index	1.24	43.10	-22.44	-9.24

Developing Markets Growth(1)	-24.93	82.50	-30.18	-12.01
MSCI Emerging Markets Index	-27.52	63.70	-31.80	-4.91

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative.

(1)	International investing has special risks, such as currency exchange fluctuations, high volatility, illiquidity and the possibility of political instability.
(2)	Due to the Fund’s inception date of 9/30/08, the 2008 calendar year returns for the Sit Global Dividend Growth Fund and its benchmarks reflect performance since 9/30/08.
(3)	Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.

2002	2003	2004	2005	2006	2007	2008		YTD 2009
-18.59%	19.20%	9.22%	7.51%	7.88%	10.52%	-26.88%		6.07%
-22.10	28.68	10.88	4.91	15.80	5.50	-37.00		3.16
10.25	4.10	4.34	2.43	4.33	6.97	5.24		1.90

—	—	10.91	9.41	18.29	12.89	-29.60		4.53
—	—	10.88	4.91	15.80	5.50	-37.00		3.16

—	—	—	—	11.25	12.56	-29.77		4.39
—	—	—	—	11.11	5.50	-37.00		3.16

—	—	—	—	—	—	-5.25	(2)	3.37
—	—	—	—	—	—	-5.31	(2)	3.30
—	—	—	—	—	—	-21.11	(2)	5.11
—	—	—	—	—	—	-21.94	(2)	3.16
—	—	—	—	—	—	-19.95	(2)	7.95

-30.58	26.34	12.79	9.59	9.54	14.14	-34.10		7.74
-27.89	29.76	6.30	5.27	9.08	11.81	-38.44		11.53

-34.64	38.51	17.02	15.27	9.56	18.87	-45.34		13.66
-27.41	42.71	15.48	12.10	10.65	11.44	-44.32		16.61

-29.84	28.70	12.97	14.67	18.19	16.08	-44.99		4.01
-16.02	31.99	16.12	13.28	22.33	16.45	-42.70		6.34

-26.22	34.57	6.79	18.52	7.99	20.43	-42.96		10.17
-30.27	48.53	14.31	4.15	13.34	7.05	-38.54		11.36

-18.37	45.96	16.54	33.77	31.59	40.72	-55.26		31.46
-7.97	51.59	22.45	30.31	29.18	36.48	-54.48		34.26

(4)	Pursuant to a Plan of Reorganization on 7/14/00, the Large Cap Growth Fund acquired all of the assets of Regional Growth Fund in exchange for shares of common stock of the Large Cap Growth Fund.
(5)	Stocks of small- and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.
(6)

Pursuant to a Plan of Reorganization on 10/26/07, the Mid Cap Growth Fund acquired all of the assets of the Science and Technology Growth Fund in exchange for shares of common stock of the Mid Cap Growth Fund.

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2008

The tables on this page and the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2008. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account). Indices reflect no deduction for fees, expenses, or taxes.

Sit Balanced Fund	1 Year	5 Years	10 Years
Return Before Taxes	-26.9%	0.5%	-0.1%
Return After Taxes on Distributions	-27.5%	-0.1%	-1.0%
Return After Taxes on Distributions and Sale of Fund Shares	-23.0%	0.2%	-0.5%
Barclays Capital Aggregate Bond Index	5.2%	4.7%	5.6%
S&P 500 Index	-37.0%	-2.2%	-1.4%

Sit Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	-29.6%	n/a	2.7%
Return After Taxes on Distributions	-30.3%	n/a	2.0%
Return After Taxes on Distributions and Sale of Fund Shares	-25.1%	n/a	2.3%
S&P 500 Index	-37.0%	n/a	-2.2%
           *Inception date 12/31/03

Sit Dividend Growth Fund - Class S	1 Year	5 Years	Since Inception*
Return Before Taxes	-29.8%	n/a	-4.6%
Return After Taxes on Distributions	-30.4%	n/a	-5.5%
Return After Taxes on Distributions and Sale of Fund Shares	-25.3%	n/a	-3.8%
S&P 500 Index	-37.0%	n/a	-10.4%
           *Inception date 3/31/06

Sit Global Dividend Growth Fund - Class I	1 Year	5 Years	Since Inception*
Return Before Taxes	n/a	n/a	n/a
Return After Taxes on Distributions	n/a	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	n/a	n/a	n/a
Composite Index (60% S&P 500 Index, 40% MSCI EAFE Growth Index)	n/a	n/a	n/a
S&P 500 Index	n/a	n/a	n/a
MSCI EAFE Growth Index	n/a	n/a	n/a
           *Inception date 9/30/08

Sit Global Dividend Growth Fund - Class S	1 Year	5 Years	Since Inception*
Return Before Taxes	n/a	n/a	n/a
Return After Taxes on Distributions	n/a	n/a	n/a
Return After Taxes on Distributions and Sale of Fund Shares	n/a	n/a	n/a
Composite Index (60% S&P 500 Index, 40% MSCI EAFE Growth Index)	n/a	n/a	n/a
S&P 500 Index	n/a	n/a	n/a
MSCI EAFE Growth Index	n/a	n/a	n/a
           *Inception date 9/30/08

Sit Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-34.1%	0.4%	-2.9%
Return After Taxes on Distributions	-34.2%	0.3%	-3.3%
Return After Taxes on Distributions and Sale of Fund Shares	-29.0%	0.3%	-2.4%
Russell 1000® Growth Index	-38.4%	-3.4%	-4.3%

Sit Mid Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-45.3%	-0.8%	-0.6%
Return After Taxes on Distributions	-45.4%	-0.9%	-1.2%
Return After Taxes on Distributions and Sale of Fund Shares	-38.5%	-0.6%	-0.4%
Russell Mid Cap® Growth Index	-44.3%	-2.3%	-0.2%

Sit International Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-45.0%	-0.5%	-4.2%
Return After Taxes on Distributions	-45.1%	-0.6%	-4.5%
Return After Taxes on Distributions and Sale of Fund Shares	-38.3%	-0.4%	-3.4%
MSCI EAFE Growth Index	-42.7%	1.4%	-1.3%

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2008 (continued)

Sit Small Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-43.0%	-1.3%	4.0%
Return After Taxes on Distributions	-43.0%	-1.3%	4.0%
Return After Taxes on Distributions and Sale of Fund Shares	-36.5%	-1.1%	3.5%
Russell 2000® Growth Index	-38.5%	-2.4%	-0.8%

Sit Developing Markets Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	-55.3%	5.3%	5.6%
Return After Taxes on Distributions	-55.7%	5.0%	5.5%
Return After Taxes on Distributions and Sale of Fund Shares	-47.0%	4.6%	4.9%
MSCI Emerging Markets Index	-54.5%	5.1%	6.6%

This page has been left blank intentionally.

Sit Balanced Fund
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Bryce A. Doty, and John M. Bernstein

          The Sit Balanced Fund’s twelve-month return was -17.84%. The S&P 500 Index return was -26.22% over the period, while the Barclays Capital Aggregate Bond Index gained 6.05%. The Lipper Balanced Fund Index fell 16.52% during the period.
          Stock prices fell sharply over the past twelve months as the financial crisis, which originated in the housing sector, severely impacted the entire global economy. It is important to note, however, that equity markets rebounded in the most recent quarter as economic conditions have shown signs of stability, albeit to a small degree. While the path to economic recovery is likely to be volatile, the combined impact of fiscal stimulus, inventory rebuilding and improving credit market conditions should lead to a better economic backdrop in the second half of 2009 and into 2010.
          Large cap growth stocks outperformed value and “core” indices over the past year and we believe this trend can continue, based on attractive relative valuations and growth prospects. While the equity portion of the Fund remains overweighted (relative to the S&P 500 Index) in traditional growth sectors, such as health care and technology, the Fund remains well-diversified. The equity portion of the Fund performed essentually in line with the S&P 500 Index over the past year. In terms of individual stocks, Genentech, Research in Motion, McDonalds and JPMorgan Chase all posted positive absolute returns and helped the Fund’s performance. The Fund’s laggards over the past year tended to be in the energy-related and finance sectors.
          Bonds generally outperformed stocks over the past year, although the volatility within the fixed-income market has been unprecedented. While U.S. Treasuries performed particularly well, as the credit crisis intensified and a “flight to quality” took hold throughout 2008, this has reversed in 2009 as virtually all other fixed-income sectors have outperformed Treasuries year to date. We expect this trend will continue as economic conditions improve, as many fixed-income sectors are currently attractive and offer superior risk/reward potential relative to U.S. Treasuries. Our current focus is on securities that are likely to benefit from an intermediate-term housing market recovery, while still providing attractive risk-adjusted returns within the current recessionary environment.
          As of June 30th, the asset allocation of the Fund was 57% equities, 34% fixed income, and 9% cash and equivalents.

INVESTMENT OBJECTIVE AND STRATEGY

          The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.
          The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

PORTFOLIO SUMMARY

Net Asset Value 6/30/09:	$12.96 Per Share
6/30/08:	$16.32 Per Share

Total Net Assets:	$10.3 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index(1)	Barclays Capital Aggregate Bond Index(2)

3 Month**	10.18%	15.93%	1.78%
6 Month**	6.07	3.16	1.90
1 Year	-17.84	-26.22	6.05
5 Year	0.97	-2.24	5.01
10 Year	-0.04	-2.22	5.98
Inception	5.34	6.45	6.10
(12/31/93)

CUMULATIVE TOTAL RETURNS*

Sit Balanced Fund		S&P 500 Index(1)	Barclays Capital Aggregate Bond Index(2)

1 Year	-17.84%	-26.22%	6.05%
5 Year	4.92	-10.72	27.72
10 Year	-0.42	-20.14	78.71
Inception	124.15	163.77	150.39
(12/31/93)

*As of 6/30/09.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(2)	An unmanaged index which measures the performance of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/99 and held until 6/30/09 would have declined to $9,958 in the Fund, $7,986 in the S&P 500 Index or grown to $17,871 in the Barclays Capital Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

TOP HOLDINGS

Stocks	1.	IBM Corp.
	2.	Verizon Communications, Inc.
	3.	McDonald’s Corp.
	4.	Pepsico, Inc.
	5.	Southwestern Energy Co.
Bonds	1.	Berkshire Hathway, 5.40%, 5/15/18
	2.	U.S. Treasury Note, 2.75%, 2/15/19
	3.	American Strategic, Inc. Portfolio II
	4.	MBIA Insurance Co., 14.00%, 1/15/33
	5.	Procter & Gamble ESOP, 9.36%, 1/1/21
Total Number of Holdings: 175

Sit Balanced Fund

Portfolio of Investments - June 30, 2009

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

Common Stocks (56.6%) (2)
Communications (2.1%)
700	AT&T, Inc.	17,388
2,300	Rogers Communications, Inc.	59,225
4,800	Verizon Communications, Inc.	147,504
		224,117
Consumer Durables (0.5%)
4,600	Activision Blizzard, Inc. (3)	58,098
Consumer Non-Durables (5.4%)
2,700	Coca-Cola Company	129,573
1,300	Colgate-Palmolive Co.	91,962
2,600	PepsiCo, Inc.	142,896
2,150	Philip Morris International, Inc.	93,783
2,000	The Procter & Gamble Co.	102,200
		560,414
Consumer Services (2.8%)
2,100	Comcast Corp.	30,429
2,500	McDonald’s Corp.	143,725
3,000	News Corp.	27,330
1,400	Visa, Inc.	87,164
		288,648
Electronic Technology (8.1%)
1,400	Analog Devices, Inc.	34,692
375	Apple, Inc. (3)	53,411
4,500	Applied Materials, Inc.	49,365
2,300	Broadcom Corp. (3)	57,017
6,700	Cisco Systems, Inc. (3)	124,888
2,000	Corning, Inc.	32,120
4,000	EMC Corp. (3)	52,400
6,700	Intel Corp.	110,885
1,525	IBM Corp.	159,241
3,000	Qualcomm, Inc.	135,600
400	Research In Motion, Ltd. (3)	28,420
		838,039
Energy Minerals (5.9%)
1,200	Exxon Mobil Corp.	83,892
800	Murphy Oil Corp.	43,456
1,900	Occidental Petroleum Corp.	125,039
3,500	Southwestern Energy Co. (3)	135,975
1,200	Suncor Energy, Inc.	36,408
2,200	Ultra Petroleum Corp. (3)	85,800
900	Valero Energy Corp.	15,201
2,116	XTO Energy, Inc.	80,704
		606,475

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

Finance (5.5%)
1,200	Aflac, Inc.	37,308
2,100	Bank of New York Mellon Financial Corp.	61,551
75	CME Group, Inc.	23,333
700	Franklin Resources, Inc.	50,407
325	Goldman Sachs Group, Inc.	47,918
3,000	JPMorgan Chase & Co.	102,330
750	MetLife, Inc.	22,507
500	Northern Trust Corp.	26,840
800	PartnerRe, Ltd.	51,960
1,000	The Travelers Companies, Inc.	41,040
1,000	U.S. Bancorp	17,920
3,400	Wells Fargo & Co.	82,484
		565,598
Health Services (0.8%)
600	McKesson Corp.	26,400
1,200	Medco Health Solutions, Inc. (3)	54,732
		81,132
Health Technology (6.9%)
1,500	Abbott Laboratories	70,560
600	Allergan, Inc.	28,548
950	Baxter International, Inc.	50,312
2,700	Celgene Corp. (3)	129,168
300	C.R. Bard, Inc.	22,335
1,500	Genzyme Corp. (3)	83,505
2,500	Gilead Sciences, Inc. (3)	117,100
200	Intuitive Surgical, Inc. (3)	32,732
700	Johnson & Johnson	39,760
1,100	Medtronic, Inc.	38,379
700	St. Jude Medical, Inc. (3)	28,770
1,700	Thermo Fisher Scientific, Inc. (3)	69,309
		710,478
Industrial Services (2.1%)
1,000	Noble Corp.	30,250
1,800	Schlumberger, Ltd.	97,398
1,150	Transocean, Inc. (3)	85,434
		213,082
Non-Energy Minerals (0.2%)
650	Allegheny Technologies, Inc.	22,704

Process Industries (2.3%)
1,150	Air Products and Chemicals, Inc.	74,278
1,500	Ecolab, Inc.	58,485
1,400	Monsanto Co.	104,076
		236,839

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

Producer Manufacturing (3.8%)
400	3M Co.	24,040
2,900	ABB, Ltd., A.D.R.	45,762
1,400	Deere & Co.	55,930
1,300	Emerson Electric Co.	42,120
4,200	General Electric Co.	49,224
700	ITT Corp.	31,150
800	Lockheed Martin Corp.	64,520
500	Precision Castparts Corp.	36,515
900	United Technologies Corp.	46,764
		396,025
Retail Trade (3.0%)
900	Best Buy Co., Inc.	30,141
300	Costco Wholesale Corp.	13,710
3,700	CVS/Caremark Corp.	117,919
1,600	Target Corp.	63,152
1,700	Wal-Mart Stores, Inc.	82,348
		307,270
Technology Services (4.7%)
2,600	Accenture Ltd.	86,996
2,000	Adobe Systems, Inc. (3)	56,600
250	Google, Inc. (3)	105,398
3,000	Microsoft Corp.	71,310
6,300	Oracle Corp.	134,946
1,900	Symantec Corp. (3)	29,564
		484,814
Transportation (1.2%)
1,000	Expeditors Intl. of Washington, Inc.	33,340
1,100	Union Pacific Corp.	57,266
625	United Parcel Service, Inc.	31,243
		121,849
Utilities (1.3%)
2,000	EQT Corp.	69,820
1,000	Southern Co.	31,160
900	Wisconsin Energy Corp.	36,639
		137,619

Total common stocks		5,853,201
(cost: $5,890,487)

Bonds (30.7%) (2)
Asset-Backed Securities (7.0%)
100,000	Centex Home Equity 2004-D AF4,
	4.68%, 6/25/32	83,744
85,176	Chase Funding 2003-6 1A4,
	4.49%, 11/25/34	75,158
	Countrywide Home Loans:
97,358	2006-S6 A3, 5.66%, 3/25/34 (5)	31,785
24,340	2006-S6 A4, 5.80%, 3/25/34 (5)	6,966

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

84,360	2006-S8 A2, 5.39%, 4/25/36 (5)	31,680
51,982	2006-S9 A1, 5.45%, 8/25/36 (5)	37,112
66,779	2006-S9 A6, 5.59%, 8/25/36 (5)	26,766
4,867	2006-S10 A1, 5.43%, 10/25/36 (5)	4,095
	GMAC Mortgage Corporation Loan Trust:
13,592	2003-HE2 A5, 4.59%, 4/25/33	9,639
190,000	2007-HE2 A4, 6.42%, 7/25/37 (5)	29,051
75,000	2007-HE2 A5, 6.55%, 7/25/37 (5)	9,754
25,000	2006-A4, 6.09%, 10/25/36 (5)	3,838
	Green Tree Financial Corp:
21,527	1997-1 A6, 7.29%, 3/15/28 (5)	20,411
24,321	1997-6 A10, 6.87%, 1/15/29 (5)	21,976
25,000	GSAA Home Equity Trust
	2004-5 AF4, 5.52%, 6/25/34	17,655
24,452	Indymac Mfg. Housing
	1998-2 A2, 6.17%, 12/25/11 (5)	18,548
	Origen Mfg. Housing:
19,495	2001-A A5, 7.08%, 3/15/32 (5)	19,175
14,250	2002-A A3, 6.17%, 5/15/23 (5)	14,066
50,000	Renaissance Home Equity Loan Trust
	2006-1 AF4, 6.01%, 5/25/36	26,688
	Residential Funding:
40,000	2003-HI2 A6, 4.76%, 7/25/28 (5)	29,201
75,000	2006-HSA1 A4, 5.49%, 11/25/35 (5)	12,653
50,000	2007-HI1 A3, 5.72%, 3/25/37 (5)	31,370
75,000	2007-HSA2 A3, 5.75%, 12/25/25 (5)	50,211
40,000	2006-HI2 A4, 6.20%, 2/25/36 (5)	9,690
	Structured Asset Securities Corp:
90,455	2004-9XS 1A4A, 5.56%, 2/25/34	75,206
50,000	2005-4XS, 5.25%, 3/25/35 (5)	25,867
		722,305
Collateralized Mortgage Obligations (5.9%)
	Bank of America Funding Corp:
33,311	2003-2 1A1, 6.50%, 6/25/32 (5)	32,806
33,606	2005-5 A11, 5.50%, 9/25/35 (5)	28,303
50,000	2006-7 A12, 6.00%, 9/25/36 (5)	36,783
	Countrywide Alternative Loan Trust:
6,283	2005-53T2 2A1, 6.00%, 11/25/35 (5)	4,413
120,000	2005-24 A36, 5.50%, 11/25/35 (5) (6)	72,000
31,933	Federal National Mtg. Association,
	7.00%, 2/25/44	34,168
24,559	GSR Mortgage Loan Trust 2005-4F 5A2,
	6.00%, 5/25/35 (5)	24,001
75,000	JPALT 2006-S3, 6.12%, 8/25/36 (5)	40,231
33,641	Master Asset Securitization Trust
	2003-4 CA1, 8.00%, 5/25/18	34,310
	Residential Funding Mtg. Securities:
43,562	2005-S6 A2, 5.25%, 8/25/35 (5)	37,232
93,575	2006-S3 A8, 5.50%, 03/25/36 (5)	34,104

See accompanying notes to portfolios of investments on page 50.

Sit Balanced Fund

Portfolio of Investments - June 30, 2009

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

50,096	Specialty Underwriting & Residential Fin.
	2004-AA1 2A2, 5.50%, 10/25/34	44,881
87,642	Vendee Mtg. Tr., 2008-1 B, 8.21%, 3/15/25	95,256
23,573	Washington Mutual Mtg. Pass-Through
	2002-S8, 5.25%, 1/25/18	23,610
75,000	Wells Fargo Mortgage Backed Securities
	2002-S8, 6.00%, 10/25/36 (5)	66,904
		609,002
Corporate Bonds (7.2%)
61,451	America West Airlines, 7.93%, 1/2/19 (5)	56,228
200,000	Berkshire Hathway, 5.40%, 5/15/18	206,107
100,000	Continental Airlines, 6.56%, 2/15/12 (5) (6)	91,000
50,000	JPM Chase Capital, 6.80%, 10/1/37 (5)	43,000
300,000	MBIA Insurance Co., 14.00%, 1/15/33 (5)	114,000
35,000	MBNA Bank, 6.63%, 6/15/12	36,359
50,000	Midamerican Energy Hldgs, 8.48%, 9/15/28	58,844
89,573	Procter & Gamble ESOP, 9.36%, 1/1/21	107,845
50,000	Prudential Financial, 7.77%, 8/10/18 (5)	36,500
		749,883
Federal Home Loan Mortgage Corporation (2.5%)
74,170	7.00%, 7/1/32	79,836
69,983	7.00%, 5/1/34	75,329
33,550	8.00%, 9/1/15	35,918
26,019	8.38%, 5/17/20	28,022
10,465	8.50%, 7/1/18	11,288
24,759	8.50%, 10/1/30	26,652
		257,045
Federal National Mortgage Association (3.2%)
41,951	7.00%, 5/1/32	45,575
79,227	7.15%, 10/1/30	85,805
15,158	7.50%, 6/1/32	16,609
51,995	7.50%, 4/1/33	56,454
14,637	8.00%, 12/1/27	16,010
49,200	8.00%, 2/1/31	53,684
26,460	8.47%, 4/15/26	28,823
11,910	9.50%, 5/1/27	13,049
5,070	9.75%, 1/1/13	5,466
4,412	10.25%, 6/15/13	4,762
10,609	11.00%, 12/1/12	11,720
		337,957

Quantity/Par($) Name of Issuer		Fair Value ($)(1)

Government National Mortgage Association (2.2%)
42,855	7.00%, 12/15/24	46,880
79,630	8.00%, 7/15/24	85,672
77,651	8.375%, 3/15/31	86,307
1,044	9.00%, 6/15/11	1,121
5,977	9.00%, 11/15/16	6,473
857	9.50%, 5/20/16	935
1,365	9.50%, 9/20/18	1,490
376	11.25%, 10/15/11	406
		229,284

Taxable Municipal Securities (0.7%)
100,000	Academica School, 8.00%, 8/15/24 (5)	69,437
2,000	Bernalillo Multifamily, Series 1998A,
	7.50%, 9/20/20	2,101
		71,538
U.S. Government / Federal Agency Securities (2.0%)
175,000	U.S. Treasury Note, 2.75%, 2/15/19	163,898
100,000	U.S. Treasury Strips, Zero Coupon
	5.02% effective yield, 5/15/30	39,316
		203,214

Total bonds		3,180,228
(cost: $4,130,692)

Closed-End Mutual Funds (3.5%) (2)
6,309	American Select Portfolio	64,352
6,703	American Strategic, Inc. Portfolio	66,226
16,970	American Strategic, Inc. Portfolio II	160,706
8,409	American Strategic, Inc. Portfolio III	74,588
Total closed-end mutual funds		365,872
(cost: $426,288)

Short-Term Securities (8.2%) (2)
849,499	Wells Fargo Adv. Govt. Fund, 0.08%	849,499
(cost: $849,499)

Total investments in securities		$10,248,800
(cost: $11,296,966) (4)

See accompanying notes to portfolios of investments on page 50.

This page has been left blank intentionally.

Sit Dividend Growth Fund - Class I and Class S
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Kent L. Johnson, and Michael J. Stellmacher

          The  Sit  Dividend  Growth  Fund  Class  I  posted  a  -21.59% return over the last twelve months, compared to the -26.22% return for the S&P 500 Index.

           Stock prices fell over the past twelve months, primarily reflecting the dramatic decline in the fourth quarter of 2008. Despite concerns about the economy, there are reasons to be optimistic that the worst is behind us. First, many economic data points are showing signs of stability, and fiscal and monetary stimulus efforts have yet to fully play out. Second, credit markets have started to function again, and there are tentative signs that the housing market is beginning to bottom. Third, corporate profitability has been relatively resilient, as the majority of recent corporate earnings reports have exceeded analyst estimates, largely due to cost cutting and productivity efforts. And finally, we believe inflation and interest rates will remain subdued, supporting higher valuations for equities. These incremental positives are battling significant head-winds, including high unemployment, the negative “wealth effect” due to the fallout from depressed equity and real estate prices, and higher consumer savings rates. While these factors may prevent a quick snapback in economic activity, a gradual recovery is expected over the next several quarters.
          We continue to believe that high-quality, dividend-paying companies are attractive, given our expectations for a modest economic recovery in the months ahead. The finance sector remains the heaviest weighting in the Fund, and we have recently shifted within the sector from conservative property/casualty insurers to banks, as a rebound in capital markets activity and improving net interest margins should lead to higher earnings for the banking industry.
          The Fund’s twelve-month performance relative to the Index was driven by strong stock selection in the finance, industrial services, energy minerals and transportation sectors. In terms of individual stocks, strong relative performers over the past year included PartnerRe (-3%), Quality Systems (+100%), Validus Holdings (+7%), and Verizon Communications (-8%). Conversely, the Fund’s performance was hurt by holdings within the health technology sector, including PerkinEl-mer  (-48%),  Medtronic  (-31%)  and  Novartis  (-30%).
          Our research effort remains highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings and dividend growth potential.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/09:	$9.60 Per Share	$9.58 Per Share

6/30/08:	$13.11 Per Share	$13.08 Per Share

Total Net Assets	$28.3 Million	$15.7 Million

Weighted Average Market Cap: $52.0 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
3 Month**	14.44%	15.93%	14.43%	15.93%
6 Month**	4.53	3.16	4.39	3.16
1 Year	-21.59	-26.22	-21.79	-26.22
3 Year	-2.62	-8.22	-2.90	-8.22
5 Year	3.22	-2.24	n/a	n/a
Inception***	3.25	-1.44	-2.60	-8.02

CUMULATIVE TOTAL RETURNS*

	Class I	S&P 500 Index(1)	Class S	S&P 500 Index(1)
1 Year	-21.59%	-26.22%	-21.79%	-26.22%
3 Year	-7.66	-22.70	-8.45	-22.70
5 Year	17.20	-10.72	n/a	n/a
Inception***	19.25	-7.65	-8.20	-23.82

*As of 6/30/09

**Not annualized.

***Dividend Growth Fund Class I Inception was 12/31/03; Dividend Growth Fund Class S Inception was 3/31/06.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 6/30/09 would have grown to $11,925 in the Fund or declined to $9,235 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	IBM Corp.
2.	Verizon Communications, Inc.
3.	Johnson & Johnson
4.	Chevron Corp.
5.	Pepsico, Inc.
6.	Procter & Gamble Co.
7.	Qualcomm, Inc.
8.	Philip Morris International, Inc.
9.	Total SA
10.	Becton Dickinson & Co.
Total Number of Holdings: 100

Sit Dividend Growth Fund
Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (95.6%) (2)
Communications (4.5%)
16,300	Rogers Communications, Inc.	419,725
4,700	Telefonica S.A.	319,083
40,700	Verizon Communications, Inc.	1,250,711
		1,989,519
Consumer Durables (1.3%)
7,300	Polaris Industries, Inc.	234,476
12,500	Snap-on, Inc.	359,250
		593,726
Consumer Non-Durables (10.8%)
9,300	Colgate-Palmolive Co.	657,882
11,000	Diageo p.l.c.	629,750
11,800	General Mills, Inc.	661,036
5,800	NIKE, Inc.	300,324
16,000	PepsiCo, Inc.	879,360
18,300	Philip Morris International, Inc.	798,246
15,800	Procter & Gamble Co.	807,380
		4,733,978
Consumer Services (2.7%) (2)
11,200	McDonald’s Corp.	643,888
31,100	Pearson, A.D.R.	314,421
1,000	Strayer Education, Inc.	218,110
		1,176,419
Electronic Technology (9.5%)
35,000	Applied Materials, Inc.	383,950
12,200	Corning, Inc.	195,932
44,600	Intel Corp.	738,130
21,900	Intersil Corp.	275,283
12,600	IBM Corp.	1,315,692
6,700	MTS Systems Corp.	138,355
17,800	Qualcomm, Inc.	804,560
16,400	Xilinx, Inc.	335,544
		4,187,446
Energy Minerals (9.4%)
19,000	Atlas America, Inc.	339,530
14,900	Chevron Corp.	987,125
21,400	Marathon Oil Corp.	644,782
6,400	Murphy Oil Corp.	347,648
11,700	Occidental Petroleum Corp.	769,977
7,800	Sasol, A.D.R.	271,596
14,500	Total S.A.	786,335
		4,146,993

Quantity	Name of Issuer	Fair Value ($)(1)

Finance (16.4%)
9,400	ACE, Ltd.	415,762
5,300	Allied World Assurance Co.	216,399
6,000	Aon Corp.	227,220
30,600	Apollo Investment Corp.	183,600
16,700	Aspen Insurance Holdings, Ltd.	373,078
15,800	Bank of New York Mellon Corp.	463,098
5,600	Franklin Resources, Inc.	403,256
2,900	Goldman Sachs Group, Inc.	427,576
20,100	Invesco, Ltd.	358,182
21,750	J.P. Morgan Chase & Co.	741,893
11,100	MetLife, Inc.	333,111
9,800	PartnerRe, Ltd.	636,510
16,400	PennantPark Investment Corp.	116,440
7,100	Royal Bank of Canada	290,035
16,000	TCF Financial Corp.	213,920
13,400	The Travelers Companies, Inc.	549,936
21,600	U.S. Bancorp	387,072
11,700	Validus Holdings, Ltd.	257,166
25,300	Wells Fargo & Co.	613,778
		7,208,032
Health Services (2.1%)
7,400	McKesson Corp.	325,600
5,800	Owens & Minor, Inc.	254,156
9,700	Pharmaceutical Product Dev., Inc.	225,234
2,200	Quality Systems, Inc.	125,312
		930,302
Health Technology (10.7%)
13,500	Abbott Laboratories	635,040
13,200	Baxter International, Inc.	699,072
10,800	Becton, Dickinson & Co.	770,148
3,100	C.R. Bard, Inc.	230,795
7,250	Eli Lilly and Co.	251,140
20,900	Johnson & Johnson	1,187,120
9,900	Medtronic, Inc.	345,411
3,500	Techne Corp.	223,335
7,500	Teva Pharmaceutical, A.D.R.	370,050
		4,712,111
Industrial Services (2.1%)
5,100	Diamond Offshore Drilling, Inc.	423,555
13,500	Halliburton Co.	279,450
5,600	Lufkin Industries, Inc.	235,480
		938,485

Quantity/Par ($) Name of Issuer		Fair Value ($)(1)

Non-Energy Minerals (1.5%)
8,400	BHP Billiton, Ltd.	459,732
4,900	Nucor Corp.	217,707
		677,439
Process Industries (1.3%)
4,800	Air Products and Chemicals, Inc.	310,032
3,400	CF Industries Holdings, Inc.	252,076
		562,108
Producer Manufacturing (7.5%)
4,500	3M Co.	270,450
25,100	ABB, Ltd., A.D.R.	396,078
12,600	Deere & Co.	503,370
7,200	Emerson Electric Co.	233,280
40,700	General Electric Co.	477,004
6,000	Goodrich Corp.	299,820
5,500	Lockheed Martin Corp.	443,575
5,100	Teleflex, Inc.	228,633
8,300	United Technologies Corp.	431,268
		3,283,478
Retail Trade (4.1%)
11,500	Best Buy Co., Inc.	385,135
16,700	Cato Corp.	291,248
10,900	Home Depot, Inc.	257,567
13,500	Target Corp.	532,845
11,300	TJX Co	355,498
		1,822,293
Technology Services (4.7%)
12,500	Accenture, Ltd.	418,250
9,000	Automatic Data Processing, Inc.	318,960
24,700	Microsoft Corp.	587,119
22,400	Oracle Corp.	479,808
7,822	Syntel, Inc.	245,924
		2,050,061
Transportation (3.1%)
5,700	C.H. Robinson Worldwide	297,255
9,500	Expeditors Intl. of Washington, Inc.	316,730
9,800	Union Pacific Corp.	510,188
5,050	United Parcel Service, Inc.	252,450
		1,376,623

Quantity	Name of Issuer	Fair Value ($)(1)

Utilities (3.9%)
11,600	Equitable Resources, Inc.	404,956
9,600	Exelon Corp.	491,616
9,000	FPL Group, Inc.	511,740
7,400	Wisconsin Energy Corp.	301,254
		1,709,566

Total common stocks		42,098,579
(cost: $45,319,411)

Convertible Bonds (0.3%) (2)
375,000	Flotek Industries, 5.25%, 2/15/28	149,531
(cost: $375,496)

Closed-End Mutual Funds (1.3%) (2)
13,350	Kayne Anderson MLP Invest. Co.	293,032
14,600	Tortoise Energy Capital Corp.	261,486

Total closed-end mutual funds		554,518
(cost: $535,041)

Short-Term Securities (2.0%) (2)
867,575	Wells Fargo Adv. Govt. Fund, 0.08%	867,575
(cost: $867,575)

Total investments in securities
(cost: $47,097,523) (4)		$43,670,203

See accompanying notes to portfolios of investments on page 50.

Sit Global Dividend Growth Fund - Class I and Class S
Nine Months Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Raymond E. Sit, Michael J. Stellmacher, Tasha M. Murdoff

          The Sit Global Dividend Growth Fund Class I outperformed the Composite Index returning -2.06% versus -17.08%, respectively, since inception. This outperformance was driven by two key factors: 1) Given that the Fund began on September 30, 2008, we were selective in investing the cash; therefore, the Fund carried a higher than normal cash position for several months; and 2) The volatility in the market led us to be more prudent and gave us ample opportunities to purchase stocks on significant weakness. Had we carried an even higher cash position going into the first three months of 2009, the outperformance would have been even more dramatic.
          The Fund’s strong relative performance was due to good stock selection in the financial sector and transportation sectors. Along with this, there were several technology stocks that performed well: Analog Devices (+40%), Apple (+25%), Oracle (+19%), and Ericsson (+5%). In addition, there were several consumer-related holdings that had good performance: Inditex (+27%), British American Tobacco (+17%), Target (+14%), and TJX (+4%).
          We continue to believe high-quality, dividend-paying companies are attractive, given our expectations for a modest global economic recovery with emerging markets leading the way. The Fund is heavily exposed to the finance sector and within it, we are shifting from conservative insurers to banks, as a rebound in capital markets activity and improving net interest margins should lead to higher earnings for the banking industry. The Fund is also maintaining significant exposure to the technology, energy, and consumer-related sectors.
          Regionally, the United States remains the largest weight in the Fund at nearly 60%. The European weight is the second largest region, albeit marginally underweight as their recovery is still somewhat uncertain. In Japan, given weak domestic consumption and ongoing structural issues, along with the upcoming election, the Fund remains underweight. In Asia ex-Japan we continue to look for dividend growth investments as we believe that region is one of strength; however, at the moment the Fund is slightly underweight.
          Our research effort remains highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings, and global dividend growth potential.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of a composite index (comprised of 60% S&P 500 Index and 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.
          The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

PORTFOLIO SUMMARY

	Class I	Class S

Net Asset Value

6/30/09:	$9.70 Per Share	$9.70 Per Share

Total Net Assets	$2.3 Million	$0.7 Million

Weighted Average Market Cap: $56.7 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	3 Month**	6 Month**	Since Inception** (9/30/08)

Class I	16.30%	3.37%	-2.06%
Class S	16.37	3.30	-2.18
Composite Index(1)	19.71	5.11	-17.08
S&P 500 Index(2)	15.93	3.16	-19.48
MSCI EAFE Index(3)	25.43	7.95	-13.59

CUMULATIVE TOTAL RETURNS*

	3 Month**	6 Month**	Since Inception** (9/30/08)

Class I	16.30%	3.37%	-2.06%
Class S	16.37	3.30	-2.18%
Composite Index(1)	19.71	5.11	-17.08%
S&P 500 Index(2)	15.93	3.16	-19.48%
MSCI EAFE Index(3)	25.43	7.95	-13.59%

*As of 6/30/09
**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	(Hypothetical) Composite Index comprised of 60% S&P 500 Index and 40% MSCI EAFE Index.
(2)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.
(3)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index currently comprises 21 developed market country indices.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/30/08) and held until 6/30/09 would have declined to $9,794 in the Fund, $8,292 in the Composite Index, $8,052 in the S&P 500 Index, or $8,641 in the MSCI EAFE Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Verizon Communications, Inc.
2.	IBM Corp.
3.	BHP Billiton, A.D.R.
4.	Occidental Petroleum Corp.
5.	Wells Fargo & Co.
6.	PepsiCo, Inc.
7.	Johnson & Johnson
8.	Becton Dickinson & Co.
9.	JP Morgan Chase & Co.
10.	Rio Tinto, A.D.R.
Total Number of Holdings: 101

Sit Global Dividend Growth Fund
Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (93.5%) (2)

Asia (8.3%)
Australia (3.5%)
1,100	BHP Billiton, A.D.R.
	(Non-Energy Minerals)	$ 60,203
280	Rio Tinto, A.D.R. (Non-Energy Minerals)	45,884
		106,087
Hong Kong / China (1.7%)
1,000	China Unicom (Hong Kong), Ltd., A.D.R. (Communications)	13,340
914	HSBC Holdings, p.l.c. (Finance)	38,178
		51,518
Japan * (3.1%)
800	AFLAC, Inc., A.D.R. (Finance)	24,872
800	Canon, Inc., A.D.R. (Electronic Tech.)	26,024
2,400	Mitsubishi UFJ Financial Group,
	Inc., A.D.R. (Finance)	14,736
100	Nintendo Co., Ltd. (Cons. Durables)	27,675
		93,307
Europe (23.1%)
France (4.3%)
800	AXA, A.D.R. (Finance)	15,168
800	Schlumberger, A.D.R. (Industrial Svcs.)	43,288
650	Total, A.D.R. (Energy Minerals)	35,250
1,275	Veolia Environment, A.D.R. (Utilities)	37,664
		131,370
Germany (0.3%)
150	Siemens AG, A.D.R. (Producer Mfg.)	10,378
Israel (0.8%)
475	Teva Pharmaceutical, A.D.R.
	(Health Technology)	23,436
Italy (1.3%)
4,250	Enel S.P.A. (Utilities)	20,748
700	Tenaris, A.D.R. (Industrial Services)	18,928
		39,676
Netherlands (1.6%)
2,800	ING Groep, A.D.R. (Finance)	28,392
1,100	Philips Electronics, A.D.R.
	(Consumer Durables)	20,262
		48,654
Spain (2.1%)
471	Inditex (Consumer Durables)	22,668
600	Telefonica, A.D.R. (Communications)	40,734
		63,402
Sweden (1.0%)
3,200	Ericsson, A.D.R. (Electronic Tech.)	31,296

Quantity	Name of Issuer	Fair Value ($)(1)

Switzerland (5.3%)
1,900	ABB, Ltd., A.D.R. (Producer Mfg.)	29,982
650	ACE, Ltd., A.D.R. (Finance)	28,749
600	Credit Suisse Group, A.D.R. (Finance)	27,438
325	Kuehne & Nagel Intl. A.G. (Transport.)	25,529
910	Nestle, S.A. (Consumer Non-Durables)	34,360
96	Roche Holdings, A.G. (Health Tech.)	13,080
		159,138
United Kingdom (6.4%)
600	BP, A.D.R. (Energy Minerals)	28,608
520	British American Tobacco p.l.c.
	(Consumer Non-Durables)	14,354
600	Diageo, A.D.R. (Cons. Non-Durables)	34,350
650	GlaxoSmithkline, A.D.R. (Health Tech.)	22,971
3,800	Pearson, A.D.R. (Consumer Services)	38,418
525	Royal Dutch Shell, A.D.R.
	(Energy Minerals)	26,702
4,975	Tesco, p.l.c. (Retail Trade)	29,053
		194,456
North America (4.3%)
Bermuda (2.7%)
850	Accenture, Ltd. (Technology Services)	28,441
500	PartnerRe, Ltd. (Finance)	32,475
900	Validus Holdings, Ltd. (Finance)	19,782
		80,698
Canada (1.6%)
1,250	Rogers Communications, Inc.
	(Communications)	32,187
400	Royal Bank of Canada (Finance)	16,340
		48,527
United States (57.8%)
Communications (2.4%)
2,400	Verizon Communications, Inc.	73,752

Consumer Durables (0.7%)
700	Snap-on, Inc.	20,118

Consumer Non-Durables (6.5%)
475	Colgate-Palmolive Co.	33,602
600	General Mills, Inc.	33,612
900	PepsiCo, Inc.	49,464
950	Philip Morris International, Inc.	41,439
775	Procter & Gamble Co.	39,602
		197,719
Consumer Services (1.3%)
675	McDonald’s Corp.	38,806

Quantity	Name of Issuer	Fair Value ($)(1)

Electronic Technology (5.8%)
600	Analog Devices, Inc.	14,868
1,700	Applied Materials, Inc.	18,649
2,450	Intel Corp.	40,547
600	IBM Corp.	62,652
850	Qualcomm, Inc.	38,420
		175,136
Energy Minerals (6.3%)
1,300	Atlas America, Inc.	23,231
450	Chevron Corp.	29,813
1,450	Marathon Oil Corp.	43,688
400	Murphy Oil Corp.	21,728
800	Occidental Petroleum Corp.	52,648
550	XTO Energy, Inc.	20,977
		192,085
Finance (7.7%)
825	Bank of New York Mellon Corp.	24,181
450	Franklin Resources, Inc.	32,405
100	Goldman Sachs Group, Inc.	14,744
1,350	J.P. Morgan Chase & Co.	46,049
500	MetLife, Inc.	15,005
550	The Travelers Companies, Inc.	22,572
1,600	U.S. Bancorp	28,672
2,050	Wells Fargo & Co.	49,733
		233,361
Health Services (0.9%)
600	McKesson Corp.	26,400

Health Technology (7.3%)
850	Abbott Laboratories	39,984
150	C.R. Bard, Inc.	11,167
750	Baxter International, Inc.	39,720
650	Becton, Dickinson & Co.	46,352
375	Eli Lilly and Co.	12,990
825	Johnson & Johnson	46,860
700	Medtronic, Inc.	24,423
		221,496
Industrial Services (0.5%)
175	Diamond Offshore Drilling, Inc.	14,534

Process Industries (1.3%)
525	Monsanto Co.	39,028

Quantity	Name of Issuer	Fair Value ($)(1)

Producer Manufacturing (5.6%)
250	3M Co.	15,025
450	Caterpillar, Inc.	14,868
700	Deere & Co.	27,965
1,850	General Electric Co.	21,682
450	Lockheed Martin Corp.	36,292
400	Teleflex, Inc.	17,932
700	United Technologies Corp.	36,372
		170,136
Retail Trade (4.6%)
250	Costco Wholesale Corp.	11,425
600	CVS Caremark Corp.	19,122
950	Home Depot, Inc.	22,448
775	Target Corp.	30,589
750	TJX Co.	23,595
650	Wal-Mart Stores, Inc.	31,486
		138,665
Technology Services (2.6%)
400	Automatic Data Processing, Inc.	14,176
1,800	Microsoft Corp.	42,786
1,100	Oracle Corp.	23,562
		80,524
Transportation (2.5%)
400	C.H. Robinson Worldwide, Inc.	20,860
600	Union Pacific Corp.	31,236
450	United Parcel Service, Inc.	22,496
		74,592
Utilities (1.8%)
725	EQT Corp.	25,310
550	Exelon Corp.	28,166
		53,476

Total common stocks for United States		1,749,828

Total common stocks		2,831,771
(cost: $2,767,565)

Exchange Traded Funds (1.9%) (2)
6,000	iShares MSCI Japan * (3)	56,580
(cost: $55,096)

See accompanying notes to portfolios of investments on page 50.

Sit Global Dividend Growth Fund
Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Closed-End Mutual Funds (1.2%) (2)

850	Tortoise Energy Capital Corp.	15,224
950	Kayne Anderson MLP Invest. Co.	20,852

Total closed-end mutual funds (cost: $28,596)		36,076

Short Term Securities (2.9%) (2)
88,531	Wells Fargo Adv. Govt. Fund, 0.08%	88,531
(cost: $88,531)

Total investments in securities
(cost: $2,939,788) (4)		$ 3,012,958

*	The Fund’s total investment in Japan including the iShares comprises 5.0% of the Fund’s net assets.

See accompanying notes to portfolios of investments on page 50.

This page has been left blank intentionally.

Sit Large Cap Growth Fund
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Ronald D. Sit, and Michael J. Stellmacher

          The Sit Large Cap Growth Fund’s  one-year  return was –24.77%, which is comparable with the –24.50% return for the Russell 1000® Growth Index. The S&P 500 Index return for the period was -26.22%
          U.S. equities experienced a sharp downturn over the past twelve months, with most of the decline occurring in the fourth quarter of 2008 as the credit crisis reached its most critical level. It is important to note, however, that stocks have rebounded strongly from the lows reached in early March, and economic statistics have recently shown some degree of stability all over the world. Although the uncertainties plaguing the U.S. and global economies will not diminish immediately, we believe that equity prices reflect considerable “bad news” and there are many attractive opportunities for long-term investment. For example, the prospects for the technology sector remain bright, largely due to the sector’s strong financial characteristics and sustained corporate demand for products and services that improve productivity. The energy sector also appears attractive, as oil prices have rebounded sharply in recent months, and we continue to believe that a long-term supply/demand imbalance exists. Finally, we think there are opportunities in the troubled financial sector, as valuations remain depressed for many companies. Credit markets are beginning to function again, housing is showing some tentative signs of bottoming out, and a sharply upward-sloping yield curve bodes well for net interest margins for many financial institutions.
          Relative to the Russell 1000® Growth Index, performance over the past year was generally helped by strong stock selection in a number of different sectors, including energy minerals, finance, electronic technology and consumer durables. Conversely, the Fund’s underweighting in the technology services and retail trade sectors, along with security selection in health technology, detracted from performance during the period. In terms of individual stocks, Genentech (+25% total return over the past twelve months), Research in Motion (+90%), McDonalds (+6%) and JP Morgan Chase (+3%) all posted positive absolute returns over the period and helped overall results. The Fund’s laggards tended to be in the energy-related and finance sectors, as evidenced by significant price declines in McDermott International (-86%), Ultra Petroleum (-60%), National Oilwell Varco (-74%) and Citigroup (-79%).
          We remain enthusiastic about the Fund’s prospects in the year ahead, and appreciate shareholder continued interest.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/09:	$32.42 Per Share
6/30/08:	$43.41 Per Share

Total Net Assets:	$324.1 Million

Weighted Average Market Cap:	$59.6 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	S&P 500 Index(2)

3 Month**	13.00%	16.32%	15.93%
6 Month**	7.74	11.53	3.16
1 Year	-24.77	-24.50	-26.22
5 Year	0.74	-1.83	-2.24
10 Year	-3.01	-4.18	-2.22
Inception***	9.12	9.69	10.72
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Large Cap Growth Fund	Russell 1000® Growth Index(1)	S&P 500 Index(2)

1 Year	-24.77%	-24.50%	-26.22%
5 Year	3.73	-8.80	-10.72
10 Year	-26.37	-34.75	-20.14
Inception***	941.23	1096.01	1439.11
(9/2/82)

*As of 6/30/09	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance. ***On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

(1)

An unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

(2)	An unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/99 and held until 6/30/09 would have declined to $7,363 in the Fund or $6,525 in the Russell 1000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Verizon Communications, Inc.
2.	IBM Corp.
3.	Qualcomm, Inc.
4.	McDonald’s Corp.
5.	Southwestern Energy Co.
6.	Coca Cola Co.
7.	Oracle Corp.
8.	Pepsico, Inc.
9.	Cisco Systems, Inc.
10.	Intel Corp.
Total Number of Holdings: 93

Sit Large Cap Growth Fund
Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (95.8%) (2)
Communications (3.8%)
37,700	AT&T, Inc.	936,468
123,500	Rogers Communications, Inc.	3,180,125
266,100	Verizon Communications, Inc.	8,177,253
		12,293,846
Consumer Durables (1.2%)
315,200	Activision Blizzard, Inc. (3)	3,980,976
Consumer Non-Durables (8.9%)
144,400	Coca-Cola Co.	6,929,756
64,900	Colgate-Palmolive Co.	4,591,026
114,600	PepsiCo, Inc.	6,298,416
125,600	Philip Morris International, Inc.	5,478,672
105,800	Procter & Gamble Co.	5,406,380
		28,704,250
Consumer Services (5.2%)
182,050	Comcast Corp.	2,637,905
125,900	McDonald’s Corp.	7,237,991
169,900	News Corp.	1,547,789
88,100	Visa, Inc.	5,485,106
		16,908,791
Electronic Technology (13.6%)
62,300	Analog Devices, Inc.	1,543,794
18,400	Apple, Inc. (3)	2,620,712
266,000	Applied Materials, Inc.	2,918,020
118,900	Broadcom Corp. (3)	2,947,531
334,400	Cisco Systems, Inc. (3)	6,233,216
103,600	Corning, Inc.	1,663,816
181,800	EMC Corp. (3)	2,381,580
370,100	Intel Corp.	6,125,155
75,900	IBM Corp.	7,925,478
162,700	Qualcomm, Inc.	7,354,040
30,800	Research In Motion, Ltd. (3)	2,188,340
		43,901,682
Energy Minerals (9.5%)
61,200	Exxon Mobil Corp.	4,278,492
40,800	Murphy Oil Corp.	2,216,256
92,100	Occidental Petroleum Corp.	6,061,101
182,300	Southwestern Energy Co. (3)	7,082,355
63,700	Suncor Energy, Inc.	1,932,658
133,100	Ultra Petroleum Corp. (3)	5,190,900
105,282	XTO Energy, Inc.	4,015,455
		30,777,217

Quantity	Name of Issuer	Fair Value ($)(1)

Finance (11.1%)
91,300	Aflac, Inc.	2,838,517
152,100	Bank of New York Mellon Corp.	4,458,051
6,900	CME Group, Inc.	2,146,659
33,600	Franklin Resources, Inc.	2,419,536
20,800	Goldman Sachs Group, Inc.	3,066,752
169,400	J.P. Morgan Chase & Co.	5,778,234
36,350	MetLife, Inc.	1,090,864
40,100	Northern Trust Corp.	2,152,568
38,700	PartnerRe, Ltd.	2,513,565
55,000	The Travelers Companies, Inc.	2,257,200
132,000	U.S. Bancorp	2,365,440
203,535	Wells Fargo & Co.	4,937,759
		36,025,145
Health Services (1.5%)
28,000	McKesson Corp.	1,232,000
76,700	Medco Health Solutions, Inc. (3)	3,498,287
		4,730,287
Health Technology (10.6%)
70,700	Abbott Laboratories	3,325,728
28,800	Allergan, Inc.	1,370,304
20,200	C.R. Bard, Inc.	1,503,890
47,400	Baxter International, Inc.	2,510,304
124,700	Celgene Corp. (3)	5,965,648
76,500	Genzyme Corp. (3)	4,258,755
128,800	Gilead Sciences, Inc. (3)	6,032,992
8,100	Intuitive Surgical, Inc. (3)	1,325,646
37,850	Johnson & Johnson	2,149,880
42,300	Medtronic, Inc.	1,475,847
32,800	St. Jude Medical, Inc. (3)	1,348,080
76,800	Thermo Fisher Scientific, Inc. (3)	3,131,136
		34,398,210
Industrial Services (3.7%)
52,200	McDermott International, Inc. (3)	1,060,182
53,800	Noble Corp.	1,627,450
85,900	Schlumberger, Ltd.	4,648,049
63,300	Smith International, Inc.	1,629,975
41,700	Transocean, Inc. (3)	3,097,893
		12,063,549
Non-Energy Minerals (0.2%)
19,600	Allegheny Technologies, Inc.	684,628

Quantity	Name of Issuer	Fair Value ($)(1)

Process Industries (3.8%)
47,800	Air Products and Chemicals, Inc.	3,087,402
95,200	Ecolab, Inc.	3,711,848
74,800	Monsanto Co.	5,560,632
		12,359,882
Producer Manufacturing (6.5%)
29,900	3M Co.	1,796,990
221,500	ABB, Ltd., A.D.R.	3,495,270
84,000	Deere & Co.	3,355,800
51,500	Emerson Electronic Co.	1,668,600
236,800	General Electric Co.	2,775,296
20,800	ITT Corp.	925,600
44,300	Lockheed Martin Corp.	3,572,795
21,400	Precision Castparts Corp.	1,562,842
37,100	United Technologies Corp.	1,927,716
		21,080,909
Retail Trade (5.1%)
47,300	Best Buy Co., Inc.	1,584,077
33,161	Costco Wholesale Corp.	1,515,458
172,400	CVS/Caremark Corp.	5,494,388
86,800	Target Corp.	3,425,996
89,400	Wal-Mart Stores, Inc.	4,330,536
		16,350,455
Technology Services (7.1%)
131,600	Accenture, Ltd.	4,403,336
104,600	Adobe Systems, Inc. (3)	2,960,180
10,100	Google, Inc. (3)	4,258,059
165,000	Microsoft Corp.	3,922,050
298,100	Oracle Corp.	6,385,302
77,500	Symantec Corp. (3)	1,205,900
		23,134,827
Transportation (1.7%)
55,500	Expeditors Intl. of Washington, Inc.	1,850,370
45,200	Union Pacific Corp.	2,353,112
28,100	United Parcel Service, Inc.	1,404,719
		5,608,201
Utilities (2.3%)
100,600	EQT Corp.	3,511,946
63,200	Southern Co.	1,969,312
51,400	Wisconsin Energy Corp.	2,092,494
		7,573,752
Total common stocks (cost: $340,139,127)		310,576,607

Quantity	Name of Issuer	Fair Value ($)(1)

Short-Term Securities (4.0%) (2)
13,069,731	Wells Fargo Adv. Govt. Fund, 0.08%	13,069,731
(cost: $13,069,731)

Total investments in securities
(cost: $353,208,858) (4)		$323,646,338

See accompanying notes to portfolios of investments on page 50.

Sit Mid Cap Growth Fund
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Matthew T. Loucks. and Robert W. Sit

          The Sit Mid Cap Growth Fund’s twelve-month return was -32.51%, compared to -30.33% for the Russell Midcap® Growth Index. The Russell Midcap® Index fell 30.36% during the period.

          Despite a strong second quarter rebound, mid cap stocks declined over the past twelve months, as the recession deepened and corporate earnings declined precipitously. We believe, however, that the worst of the economic contraction has occurred and a recovery should begin to unfold in the second half of 2009. Our rationale for this viewpoint is that most economic statistics, specifically those related to housing, employment and manufacturing, have already begun to stabilize. And this has occurred before massive global government stimulus spending has fully taken hold. To be sure, an economic boom is unlikely, given the lingering effects of high unemployment and consumers’ desire to increase savings. We believe, however, that even a modest improvement in the economy will be enough to lift stock prices, particularly in light of low earnings expectations and attractive valuations for many companies. The Fund continues to be well-diversified among sectors, with the heaviest weights in health technology, electronic technology and finance. In terms of financial characteristics, we continue to emphasize companies with strong balance sheets, consistent earnings, and strong cash flow generation. It is our belief that companies with strong financials can both weather the current economic storm and, importantly, reinvest in the business or make acquisitions to gain market share in a weak business environment.
          Compared to the Russell Midcap® Growth Index, the Fund’s relative performance was positively impacted by strong stock selection in energy minerals, finance and transportation. Several stocks in these sectors outperformed the overall market over the past twelve months, including Southwestern Energy, TCF Financial, ACE Limited and C.H. Robinson Worldwide. Our holdings within the Industrial Services and Consumer Services sectors contributed negatively to relative returns, with particular weakness in shares of McDermott International, National Oilwell Var-co, Smith International and Central European Media.
          We appreciate shareholders’ patience during this difficult economic and stock market environment.

INVESTMENT OBJECTIVE AND STRATEGY

           The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

PORTFOLIO SUMMARY

Net Asset Value 6/30/09:	$9.90 Per Share
6/30/08:	$14.83 Per Share

Total Net Assets:	$127.5 Million

Weighted Average Market Cap:	$9.8 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)

3 Month**	19.71%	20.67%	20.80%
6 Month**	13.66	16.61	9.96
1 Year	-32.51	-30.33	-30.36
5 Year	0.18	-0.44	-0.11
10 Year	-0.45	0.02	3.15
Inception	11.04	n/a	n/a
(9/2/82)

CUMULATIVE TOTAL RETURNS*

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index(1)	Russell Midcap® Index(2)

1 Year	-32.51%	-30.33%	-30.36%
5 Year	0.92	-2.18	-0.53
10 Year	-4.40	0.23	36.35
Inception	1563.16	n/a	n/a
(9/2/82)

*As of 6/30/09	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index that measures the performance of the 800 smallest companies in The Russell 1000® Index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/99 and held until 6/30/09 would have declined to $9,560 in the Fund or grown to $10,023 in the Russell Midcap® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	Activision Blizzard, Inc.
2.	Southwestern Energy Co.
3.	Celgene Corp.
4.	TCF Financial Corp.
5.	Gilead Sciences, Inc.
6.	Stericycle, Inc.
7.	Cognizant Tech Solutions Corp.
8.	American Tower Corp.
9.	Citrix Systems, Inc.
10.	Broadcom Corp
Total Number of Holdings: 93

Sit Mid Cap Growth Fund
Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (99.0%) (2)
Communications (1.9%)
76,900	American Tower Corp. (3)	2,424,657

Consumer Durables (3.7%)
313,200	Activision Blizzard, Inc. (3)	3,955,716
34,800	Electronic Arts, Inc. (3)	755,856
		4,711,572
Consumer Non-Durables (1.8%)
40,700	Central European Distribution (3)	1,081,399
37,200	Coach, Inc.	999,936
8,000	Hansen Natural Corp. (3)	246,560
		2,327,895
Consumer Services (3.4%)
26,200	Devry, Inc.	1,311,048
61,800	International Game Technology	982,620
11,800	ITT Educational Services, Inc. (3)	1,187,788
40,047	Marriott International, Inc.	883,842
		4,365,298
Electronic Technology (12.5%)
70,550	Analog Devices, Inc.	1,748,229
5,400	Apple, Inc. (3)	769,122
91,375	Broadcom Corp. (3)	2,265,186
62,800	Ciena Corp. (3)	649,980
23,100	CommScope, Inc. (3)	606,606
16,000	F5 Networks, Inc. (3)	553,440
18,400	Itron, Inc. (3)	1,013,288
80,700	Juniper Networks, Inc. (3)	1,904,520
34,100	KLA-Tencor Corp.	861,025
63,500	NetApp, Inc. (3)	1,252,220
14,600	Research In Motion, Ltd. (3)	1,037,330
28,700	Synaptics, Inc. (3)	1,109,255
52,900	Trimble Navigation, Ltd. (3)	1,038,427
52,500	Xilinx, Inc.	1,074,150
		15,882,778
Energy Minerals (7.2%)
11,200	Apache Corp.	808,080
36,100	Murphy Oil Corp.	1,960,952
86,200	Southwestern Energy Corp. (3)	3,348,870
29,400	Ultra Petroleum Corp. (3)	1,146,600
32,800	Valero Energy Corp.	553,992
35,595	XTO Energy, Inc.	1,357,593
		9,176,087

Quantity	Name of Issuer	Fair Value ($)(1)

Finance (9.7%)
25,450	Ace, Ltd.	1,125,654
27,200	Affiliated Managers Group, Inc. (3)	1,582,768
25,700	Aflac, Inc.	799,013
15,600	IntercontinentalExchange, Inc. (3)	1,782,144
23,300	Northern Trust Corp.	1,250,744
17,700	PartnerRe, Ltd.	1,149,615
38,700	T. Rowe Price Group, Inc.	1,612,629
228,800	TCF Financial Corp.	3,059,056
		12,361,623
Health Services (5.4%)
13,500	Covance, Inc. (3)	664,200
23,500	Express Scripts, Inc. (3)	1,615,625
25,800	Laboratory Corp. (3)	1,748,982
56,000	Stericycle, Inc. (3)	2,885,680
		6,914,487
Health Technology (14.2%)
11,800	Alcon, Inc.	1,370,216
30,200	Allergan, Inc.	1,436,916
50,600	Amylin Pharmaceuticals, Inc. (3)	683,100
12,700	C.R. Bard, Inc.	945,515
67,300	Celgene Corp. (3)	3,219,632
64,800	Gilead Sciences, Inc. (3)	3,035,232
37,300	Idexx Laboratories, Inc. (3)	1,723,260
4,046	Intuitive Surgical, Inc. (3)	662,168
18,400	Millipore Corp. (3)	1,291,864
50,688	NuVasive, Inc. (3)	2,260,685
36,650	Thermo Fisher Scientific, Inc. (3)	1,494,221
		18,122,809
Industrial Services (4.3%)
43,400	Aecom Technology Corp. (3)	1,388,800
37,600	McDermott International, Inc. (3)	763,656
17,400	National-Oilwell Varco, Inc. (3)	568,284
33,800	Noble Corp.	1,022,450
68,300	Smith International, Inc.	1,758,725
		5,501,915
Non-Energy Minerals (1.0%)
17,350	Allegheny Technologies, Inc.	606,035
25,500	Haynes International, Inc. (3)	604,350
		1,210,385
Process Industries (7.2%)
53,600	Airgas, Inc.	2,172,408
58,400	Albemarle Corp.	1,493,288

Quantity	Name of Issuer	Fair Value ($)(1)

30,500	CF Industries Holdings, Inc.	2,261,270
50,500	Ecolab, Inc.	1,968,995
37,400	Scotts Miracle-Gro Co.	1,310,870
		9,206,831
Producer Manufacturing (9.3%)
32,200	AGCO Corp. (3)	936,054
35,350	AMETEK, Inc.	1,222,403
43,000	Cummins, Inc.	1,514,030
37,400	IDEX Corp.	918,918
14,700	ITT Corp.	654,150
39,600	Jacobs Engineering Group, Inc. (3)	1,666,764
30,100	Precision Castparts Corp.	2,198,203
25,200	Rockwell Collins, Inc.	1,051,596
35,200	SPX Corp.	1,723,744
		11,885,862
Retail Trade (4.6%)
84,800	Dick’s Sporting Goods, Inc. (3)	1,458,560
85,200	GameStop Corp. (3)	1,875,252
37,700	J.C. Penney Company, Inc.	1,082,367
38,700	Nordstrom, Inc.	769,743
21,700	TJX Companies, Inc.	682,682
		5,868,604
Technology Services (9.0%)
46,190	Adobe Systems, Inc. (3)	1,307,177
33,850	Akamai Technologies, Inc. (3)	649,243
29,400	Amdocs, Ltd. (3)	630,630
53,500	ANSYS, Inc. (3)	1,667,060
53,800	Autodesk, Inc. (3)	1,021,124
17,500	BMC Software, Inc. (3)	591,325
73,900	Citrix Systems, Inc. (3)	2,356,671
93,600	Cognizant Tech. Solutions Corp. (3)	2,499,120
18,000	Salesforce.com, Inc. (3)	687,060
		11,409,410
Transportation (2.8%)
39,300	C.H. Robinson Worldwide, Inc.	2,049,495
46,700	Expeditors Intl. of Washington, Inc.	1,556,978
		3,606,473

Utilities (1.0%)
20,600	EQT Corp.	719,146
13,100	Wisconsin Energy Corp.	533,301
		1,252,447

Quantity	Name of Issuer	Fair Value ($)(1)

Total common stocks		126,229,133
(cost: $130,920,170)

Short-Term Securities (1.2%) (2)
1,486,579	Wells Fargo Adv. Govt. Fund, 0.08%	1,486,579
(cost: $1,486,579)

Total investments in securities
(cost: $132,406,749) (4)		$127,715,712

See accompanying notes to portfolios of investments on page 50.

Sit International Growth Fund
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Janet K. Kinzler, and Tasha M. Murdoff

          The Sit International Growth Fund declined 37.71% for the last fiscal year, underperforming the MSCI EAFE Growth Index which returned -33.66%. Easy money, high leverage, property depreciation, creative financing, poor oversight, greed, loss of confidence, and tight credit caused the seizure of global financial markets and the current global economic contraction environment. This led to a very volatile investment environment and the negative absolute investment return. The holdings with emerging markets exposure, particularly Asia and Eastern/Central Europe, were the key reasons for the underperformance. The Fund’s exposure to economy-sensitive industries also negatively impacted absolute and relative performance.

          Europe is beginning to show some signs of stabilization albeit still on very fragile ground. Any shock to the global economy may cause Europe to be in a prolonged recession. While the industrial sector looks mixed and retail sales remain stagnant, consumer sentiment is rising. We are watching the upcoming September election as it appears the electorate has moved to the right. As such, the Fund is targeting an underweight position in Europe. The Europe mix is comprised primarily of regional beneficiaries and globally-dominant export companies.
          Given weak domestic consumption and ongoing structural issues, along with the upcoming election, the Fund is around 30% underweight in Japan relative to the Index. Japan is very export dependent and its recovery hinges on a global economic recovery in the rest of the world. The Fund continues to pursue a diversified strategy of holding export beneficiaries, consumption investments, and restructuring participants.
          The economies of Asia ex-Japan are faring much better than the rest of the world. It appears that those economies should experience positive growth, albeit less than in 2008. Those countries have been aggressive on both a monetary and fiscal front to stimulate domestic consumption and growth. The Fund remains overweight in this region as prospects remain better here than elsewhere.
          The Fund’s exposure to the non-index areas of Canada, Israel, and Latin America remains around 10.0%. The investments are comprised of material, agricultural, and energy-related sectors. Emerging market demand should drive commodity prices higher in the long term.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
          In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/09:	$10.90 Per Share
6/30/08:	$17.80 Per Share

Total Net Assets:	$21.0 Million

Weighted Average Market Cap:	$40.1 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

3 Month**	23.58%	21.43%	25.43%
6 Month**	4.01	6.34	7.95
1 Year	-37.71	-33.66	-31.35
5 Year	0.26	2.19	2.31
10 Year	-3.98	-0.59	1.18
Inception	2.58	2.50	4.34
(11/1/91)

CUMULATIVE TOTAL RETURNS*

	Sit International Growth Fund	MSCI EAFE Growth Index(1)	MSCI EAFE Index(2)

1 Year	-37.71%	-33.66%	-31.35%
5 Year	1.32	11.43	12.09
10 Year	-33.40	-5.72	12.43
Inception	56.80	54.76	111.79
(11/1/91)

*As of 6/30/09.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)

MSCI uses a two dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the Index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

(2)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/99 and held until 6/30/09 would have declined to $6,660 in the Fund or $9,428 in the MSCI EAFE Growth Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit International Growth Fund

Portfolio of Investments - June 30, 2009

TOP 10 HOLDINGS

1.	BHP Billiton, Ltd.
2.	Telefonica, S.A.
3.	Nestle, S.A.
4.	Schlumberger, Ltd., A.D.R.
5.	Reckitt Benckiser, p.l.c
6.	Veolia Environment
7.	Total, S.A.
8.	Syngenta, A.G.
9.	Rio Tinto, A.D.R.
10.	Potash Corp. of Saskatchewan, Inc., A.D.R.
Total Number of Holdings: 93

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (97.4%) (2)
Africa/ Middle East (1.1%)
Israel (1.1%)
4,500	Teva Pharmaceutical Industries, A.D.R. (Health Technology)	222,030
Asia (31.2%)
Australia (7.6%)
11,514	Australia and New Zealand Banking Group (Finance)	152,589
33,958	BHP Billiton, Ltd. (Non-Energy Minerals)	930,310
2,150	Rio Tinto, A.D.R. (Non-Energy Minerals)	352,321
2,000	Westpac Banking Corp., A.D.R. (Finance)	161,200
		1,596,420
Hong Kong / China (5.6%)
5,700	AsiaInfo Holdings, Inc. (Technology Services) (3)	98,097
38,500	China Railway Construction Corp., Ltd. (Producer Manufacturing)	59,082
14,900	China Unicom (Hong Kong), Ltd., A.D.R. (Communications)	198,766
24,070	HSBC Holdings, p.l.c. (Finance)	200,531
30,350	HSBC Holdings, p.l.c. (Finance)	253,234
38,000	Li & Fung, Ltd. (Consumer Durables)	101,461
1,900	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	127,984
11,600	Sun Hung Kai Properties, Ltd. (Finance)	144,047
		1,183,202
India * (0.7%)
5,100	ICICI Bank, A.D.R. (Finance)	150,450

Quantity	Name of Issuer	Fair Value ($)(1)

Japan (16.0%)
8,900	AFLAC, Inc., A.D.R. (Finance)	276,701
7,900	Asahi Breweries (Consumer Non-Durables)	113,205
6,600	Canon, Inc. (Electronic Tech.)	215,582
4,100	East Japan Railway (Transportation)	246,844
2,400	FANUC LTD. (Producer Mfg.)	192,327
9,600	Honda Motor Co., Ltd. (Producer Mfg.)	264,104
12	Inpex Corp. (Energy Minerals)	95,678
11,000	Kao Corp. (Consumer Non-Durables)	239,364
13,000	Kirin Holdings Company, Ltd. (Consumer Non-Durables)	181,370
41,080	Mitsubishi UFJ Financial Group, Inc. (Finance)	253,661
24,000	Mitsui O.S.K. Lines, Ltd. (Transportation)	155,096
1,000	Nintendo Co., Ltd. (Consumer Durables)	276,755
34,000	Nippon Oil Corp. (Energy Minerals)	200,210
3,800	Sony Corp., A.D.R. (Consumer Durables)	98,268
9,400	Sugi Holdings Co., Ltd. (Retail Trade)	192,994
8,000	Toyo Suisan Kaisha, Ltd. (Consumer Non-Durables)	164,826
3,400	Yamada Denki Co. (Retail Trade)	197,806
		3,364,791
South Korea (1.3%)
1,150	Samsung Electronics Co., G.D.R. (Electronic Tech.)	267,051
Europe (56.8%)
Denmark (1.6%)
2,400	Genmab A/S (Health Tech.) (3)	82,970
3,500	Vestas Wind Systems A/S (Process Industries) (3)	251,176
		334,146
France (11.1%)
3,260	Alstom, S.A. (Producer Mfg.)	193,568
12,100	AXA (Finance)	229,017
3,143	BNP Paribas (Finance)	204,963
4,408	Danone (Consumer Non-Durables)	218,570
2,799	Pernod Ricard, S.A. (Consumer Non-Durables)	176,951
9,800	Schlumberger, Ltd., A.D.R. (Indus. Svcs.)	530,278
6,884	Total, S.A. (Energy Minerals)	373,118
13,610	Veolia Environment (Utilities)	402,411
		2,328,876
Germany (6.1%)
6,179	Adidas AG (Consumer Durables)	235,466
2,200	Allianz SE (Finance)	202,934

Quantity	Name of Issuer	Fair Value ($)(1)

4,100	Fresenius AG (Health Tech.)	221,823
1,575	Muenchener Rueckver (Finance)	212,791
3,323	SAP AG (Tech. Services)	133,978
3,896	Siemens AG (Producer Mfg.)	269,419
		1,276,411
Ireland (0.8%)
7,500	Icon, A.D.R. (Health Tech.) (3)	161,850
Italy (3.0%)
55,328	Enel S.P.A. (Utilities)	270,108
4,200	Eni S.P.A. (Energy Minerals)	99,612
9,850	Tenaris S.A., A.D.R. (Industrial Svcs.)	266,344
		636,064
Netherlands (2.9%)
12,800	ASML Holding N.V. (Electronic Tech.)	277,120
19,988	ING Groep N.V. (Finance)	202,500
7,180	Philips Electronics N.V. (Consumer Durables)	132,565
		612,185
Poland (1.5%)
12,300	Central European Distribution Corp. (Consumer Non-Durables) (3)	326,811
Spain (4.7%)
17,159	Banco Bilbao Vizcaya, S.A., A.D.R. (Finance)	215,516
4,700	Banco Santander, A.D.R. (Finance)	56,870
3,330	Inditex (Consumer Durables)	160,264
24,900	Telefonica, S.A. (Communications)	565,471
		998,121
Sweden (1.1%)
23,600	Ericsson, A.D.R. (Electronic Tech.)	230,808

Switzerland (10.6%)
13,700	ABB, Ltd., A.D.R. (Producer Mfg.)	216,186
5,274	Credit Suisse Group (Finance)	241,634
3,155	Kuehne & Nagel Intl. A.G. (Transportation)	247,827
14,630	Nestle, S.A. (Consumer Non-Durables)	552,406
3,759	Novartis, A.G. (Health Tech.)	153,019
1,210	Roche Holdings, A.G. (Health Tech.)	164,865
1,540	Syngenta, A.G. (Process Industries)	358,305
3,025	Synthes, Inc. (Health Tech.) (3)	292,502
		2,226,744
United Kingdom (13.4%)
1,713	Anglo American, p.l.c. (Non-Energy Minerals) (3)	50,087

Quantity	Name of Issuer	Fair Value ($)(1)

2,200	Autonomy Corp., p.l.c. (Technology Services) (3)	52,128
36,138	BAE Systems, p.l.c. (Producer Mfg.)	201,940
5,400	BP, A.D.R. (Energy Minerals)	257,472
10,403	British American Tobacco, p.l.c (Consumer Non-Durables)	287,166
3,700	Diageo, A.D.R. (Consumer Non-Durables)	211,825
7,100	GlaxoSmithkline, A.D.R. (Health Tech.)	250,914
30,600	Pearson, A.D.R. (Consumer Services)	309,366
9,200	Reckitt Benckiser, p.l.c. (Consumer Non-Durables)	420,145
4,900	Royal Dutch Shell, A.D.R. (Energy Minerals)	249,214
44,140	Tesco, p.l.c. (Retail Trade)	257,771
135,200	Vodafone Group, p.l.c. (Communications)	262,956
		2,810,984
Latin America (2.8%)
Brazil (1.3%)
7,500	AGCO Corp. (Producer Mfg.) (3)	218,025
1,400	Petrobras, A.D..R. (Energy Minerals)	57,372
		275,397
Chile (0.6%)
2,500	Banco Santander Chile, A.D.R. (Finance)	116,725
Mexico (0.9%)
63,760	Wal-Mart de Mexico (Retail Trade)	189,078
North America (5.5%)
Bermuda (0.6%)
1,900	PartnerRe, Ltd. (Finance)	123,405
Canada (4.9%)
2,700	Canadian National Railway Co. (Transportation)	115,992
3,700	Potash Corp. of Saskatchewan, Inc. (Process Industries)	344,285
3,000	Research In Motion, Ltd. (Electronic Technology) (3)	213,150
9,500	Rogers Communications, Inc. (Communications)	244,625
2,700	Royal Bank of Canada (Finance)	110,295
		1,028,347

Total common stocks (cost: $20,287,474)		20,459,896

See accompanying notes to portfolios of investments on page 50.

Sit International Growth Fund

Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Exchange Traded Funds (1.1%) (2)
43,400	iShares MSCI India* (3)	236,530
(cost: $150,091)

Short Term Securities (0.7%) (2)
154,954	Wells Fargo Adv. Govt. Fund, 0.08%	154,954
(cost: $154,954)

Total investments in securities (cost: $20,592,519) (4)		$ 20,851,380

*	The Fund’s total investment in India including the iShares comprises 1.8% of the Fund’s net assets.

See accompanying notes to portfolios of investments on page 50.

This page has been left blank intentionally.

Sit Small Cap Growth Fund
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit, Kent L. Johnson, Robert W. Sit, Matthew T. Loucks, and Michael J. Stellmacher

          The Sit Small Cap Growth Fund return was -30.85% over the past twelve months. This compares to the return of -24.85% for the Russell 2000® Growth Index and -25.01% for the Russell 2000® Index.
          Equities fell sharply over the past twelve months, as investors were forced to cope with a host of economic uncertainties following the collapse of key financial institutions in late 2008. While there are clearly challenges to still overcome, particularly on the employment front, we believe there are enough positive factors to support higher stock prices in the months ahead. First, inflation and interest rates remain at very low levels. Second, economic momentum should improve, as the majority of government stimulus spending will occur over the next twelve to eighteen months. Third, corporate earnings results have generally been better than expected in 2009, primarily due to the extraordinary levels of cost cutting that has taken place over the last several quarters. To this point, higher profit margins could lead to much stronger earnings if sales gains emerge, which is quite possible given much easier comparisons in late 2009 and 2010.
          We continue to find attractive opportunities in virtually all economic sectors, and the Fund remains well-diversified. We have used the significant market volatility to “upgrade” holdings where possible, with a particular focus on companies with solid balance sheets, strong cash flow generation and leverage to an eventual improvement in economic conditions.
          Relative to the Russell 2000® Growth Index, the Fund’s relative performance was negatively impacted by stock selection in the health technology, health services and retail trade sectors. In terms of individual stocks, the most significant detractors from performance included Commscope (-50% twelve-month return), McDermott International (-86%), Flotek Industries (-89%) and Cano Petroleum (-94%). Conversely, the Fund’s performance was helped by strong stock selection in the Energy Minerals and Technology Services sectors. Despite the sharp market decline, several stocks posted positive returns over the period and aided relative returns, including URS Corporation (+18%), Informatica (+14%) and Hansen Natural (+7%).
          Our research effort is highly focused on identifying companies with strong, experienced management teams, sound balance sheets and sustainable earnings growth potential. We strongly believe that this attention will reward our shareholders as economic conditions improve.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months.
          The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/09:	$25.89 Per Share
6/30/08:	$37.44 Per Share

Total Net Assets:	$58.4 Million

Weighted Average Market Cap:	$2.7 Billion

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

3 Month**	19.69%	23.38%	20.69%
6 Month**	10.17	11.36	2.64
1 Year	-30.85	-24.85	-25.01
5 Year	0.47	-1.32	-1.71
10 Year	3.72	-0.89	2.38
Inception	8.71	4.25	6.52
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Small Cap Growth Fund	Russell 2000® Growth Index(1)	Russell 2000® Index(2)

1 Year	-30.85%	-24.85%	-25.01%
5 Year	2.37	-6.45	-8.24
10 Year	44.07	-8.54	26.50
Inception	250.20	86.74	158.05
(7/1/94)

*As of 6/30/09.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	An unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)	An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. companies based on total market capitalization).

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/99 and held until 6/30/09 would have grown to $14,407 in the Fund or declined to $9,146 in the Russell 2000® Growth Index assuming reinvestment of all dividends and capital gains.

TOP 10 HOLDINGS

1.	NuVasive, Inc.
2.	ANSYS, Inc.
3.	Informatica Corp.
4.	Southwestern Energy Co.
5.	TCF Financial Corp.
6.	Arena Resources, Inc
7.	Stericycle, Inc.
8.	Synaptics, Inc.
9.	URS Corp.
10.	Core Laboratories
Total Number of Holdings: 97

Sit Small Cap Growth Fund
Portfolio of Investments - June 30, 2009

Quantity	Name of Issuer	Fair Value ($)(1)

Common Stocks (99.4%) (2)
Commercial Services (1.1%)
12,600	FactSet Research Systems, Inc.	628,362

Communications (2.4%)
33,350	SBA Communications Corp. (3)	818,409
55,900	TW Telecom, Inc. (3)	574,093
		1,392,502
Consumer Durables (2.7%)
9,700	Polaris Industries, Inc.	311,564
11,300	Snap On, Inc.	324,762
36,800	Tupperware Brands Corp.	957,536
		1,593,862
Consumer Non-Durables (2.8%)
18,900	Central European Distribution Corp. (3)	502,173
24,100	FGX International Holdings. Ltd. (3)	274,258
27,300	Hansen Natural Corp. (3)	841,386
		1,617,817
Consumer Services (2.0%)
8,275	Capella Education Co. (3)	496,086
13,900	DeVry, Inc.	695,556
		1,191,642
Electronic Technology (13.9%)
49,900	Arris Group, Inc. (3)	606,784
85,900	Ciena Corp. (3)	889,065
17,600	CommScope, Inc. (3)	462,176
16,000	F5 Networks, Inc. (3)	553,440
35,100	Intersil Corp.	441,207
8,500	Itron, Inc. (3)	468,095
54,100	Microsemi Corp. (3)	746,580
33,400	MICROS Systems, Inc. (3)	845,688
19,500	Silicon Laboratories, Inc. (3)	739,830
16,100	Skyworks Solutions, Inc. (3)	157,458
28,200	Synaptics, Inc. (3)	1,089,930
30,300	Trimble Navigation, Ltd. (3)	594,789
22,200	Varian Semiconductor Equip., Inc. (3)	532,578
		8,127,620
Energy Minerals (5.7%)
38,400	Arena Resources, Inc. (3)	1,223,040
13,000	Atlas America, Inc.	232,310
32,200	Frontier Oil Corp.	422,142
37,300	Southwestern Energy Co. (3)	1,449,105
		3,326,597
Finance (7.2%)
16,275	Affiliated Managers Group, Inc. (3)	947,042

Quantity	Name of Issuer	Fair Value ($)(1)

28,200	Aspen Insurance Holdings, Ltd.	629,988
25,500	Hanover Insurance Group, Inc.	971,805
100,900	TCF Financial Corp.	1,349,033
14,500	Validus Holdings, Ltd.	318,710
		4,216,578
Health Services (4.6%)
28,200	Allscripts Healthcare Solutions, Inc. (3)	447,252
12,900	Amedisys, Inc. (3)	425,958
10,400	Covance, Inc. (3)	511,680
7,100	Pharmaceutical Product Develop., Inc.	164,862
21,800	Stericycle, Inc. (3)	1,123,354
		2,673,106
Health Technology (20.1%)
22,100	Alexion Pharmaceuticals, Inc. (3)	908,752
28,100	Amylin Pharmaceuticals, Inc. (3)	379,350
13,700	BioMarin Pharmaceutical, Inc. (3)	213,857
18,200	Celgene Corp. (3)	870,688
41,900	ev3, Inc. (3)	449,168
15,200	Gen-Probe, Inc. (3)	653,296
10,300	Haemonetics Corp. (3)	587,100
26,700	Hansen Medical, Inc. (3)	131,898
24,200	ICON, A.D.R. (3)	522,236
16,400	IDEXX Laboratories, Inc. (3)	757,680
2,700	Intuitive Surgical, Inc. (3)	441,882
15,400	Myriad Genetics, Inc. (3)	549,010
3,850	Myriad Pharmaceuticals, Inc. (3)	17,903
41,900	NuVasive, Inc. (3)	1,868,740
21,500	PerkinElmer, Inc.	374,100
23,596	SurModics, Inc. (3)	533,977
14,400	Techne Corp.	918,864
33,100	Thoratec Corp. (3)	886,418
8,200	United Therapeutics Corp. (3)	683,306
		11,748,225
Industrial Services (6.1%)
18,000	Atwood Oceanics, Inc. (3)	448,380
5,200	CARBO Ceramics, Inc.	177,840
12,300	Core Laboratories	1,071,945
17,700	Lufkin Industries, Inc.	744,285
22,000	URS Corp. (3)	1,089,440
		3,531,890
Non-Energy Minerals (0.8%)
7,950	Allegheny Technologies, Inc.	277,694
8,500	Haynes International, Inc. (3)	201,450
		479,144

Quantity	Name of Issuer	Fair Value ($)(1)

Process Industries (3.5%)
8,400	CF Industries Holdings, Inc.	622,776
4,800	Dionex Corp. (3)	292,944
58,900	Landec Corp. (3)	399,931
10,200	Scotts Miracle-Gro Co.	357,510
14,700	Terra Industries, Inc.	356,034
		2,029,195
Producer Manufacturing (7.5%)
16,625	AMETEK, Inc.	574,892
13,000	Anixter International, Inc. (3)	488,670
18,200	IDEX Corp.	447,174
13,450	Kaydon Corp.	437,932
11,400	LSB Industries, Inc. (3)	184,338
26,386	Rofin-Sinar Technologies, Inc. (3)	527,984
11,600	Roper Industries, Inc.	525,596
7,000	Teledyne Technologies, Inc. (3)	229,250
14,100	Teleflex, Inc.	632,103
9,700	Wabtec Corp.	312,049
		4,359,988
Retail Trade (2.5%)
8,700	Cato Corp.	151,728
18,200	Dicks Sporting Goods, Inc. (3)	313,040
36,800	GameStop Corp. (3)	809,968
14,500	Ulta Salon, Cosmetics & Fragrance (3)	161,240
		1,435,976
Technology Services (13.2%)
50,100	ANSYS, Inc. (3)	1,561,116
28,800	Citrix Systems, Inc. (3)	918,432
29,900	Concur Technologies, Inc. (3)	929,292
88,950	Informatica Corp. (3)	1,529,051
38,800	Quest Software, Inc. (3)	540,872
16,500	Solera Holdings, Inc (3)	419,100
18,000	Sybase, Inc. (3)	564,120
15,600	Syntel, Inc.	490,464
30,200	The Ultimate Software Group, Inc. (3)	732,048
		7,684,495
Transportation (1.5%)
18,000	Hub Group, Inc. (3)	371,520
46,300	UTI Worldwide, Inc.	527,820
		899,340
Utilities (1.8%)
20,700	EQT Corp.	722,637
7,300	ITC Holdings Corp.	331,128
		1,053,765

Quantity	Name of Issuer	Fair Value ($)(1)

Total common stocks
(cost: $60,450,080)		57,990,104

Short-Term Securities (0.5%) (2)
280,161 Wells Fargo Adv. Govt. Fund, 0.08%		280,161
(cost: $280,161)

Total investments in securities
(cost: $60,730,241) (4)		$58,270,265

See accompanying notes to portfolios of investments on page 50.

Sit Developing Markets Growth Fund
One Year Ended June 30, 2009

Portfolio Managers: Roger J. Sit and Raymond E. Sit

          The Sit Developing Markets Growth Fund under-performed the MSCI Emerging Markets Index, depreciating 33.73% for the latest fiscal year versus -29.97%. Emerging markets collapsed in the midst of the global economic crisis but rebounded strongly from mid-March to June; however, this rebound wasn’t nearly enough to produce positive absolute returns. The underperformance is attributable to the Fund’s underweight in the financial sector which performed quite well in the Index. The Fund’s relative performance was also negatively impacted by stock selection in Eastern and Central Europe, particularly the Russian and Russian-related holdings. This disappointing performance was partially offset by the Fund’s investments in Latin America.
          Similar to last year, the Fund remains heavily exposed to Asia. While the growth in Asia is slowing, it is still much stronger than the rest of the world. This region has been very aggressive on both a monetary and fiscal front to stimulate domestic consumption and growth. The Fund continues to be overweight with exposure in the consumer-related, commodity-related, technology, financial, and telecommunication sectors.
          The Fund remains marginally overweight in Latin America at 22.6% versus the Index at 21.7%. Given our positive outlook for commodity-related stocks in the long term, the Fund’s exposure to these investments remains substantial. On a relative basis, the economy in Latin America is quite strong which bodes well for the consumer. Given this, the Fund has exposure to the retail and telecommunication sector.
          The Fund’s underweight position in Eastern/Central Europe lessened over the past year as stocks in the Index depreciated much more rapidly than the holdings in the Fund. The Fund has a 8.5% weight while the Index is at 9.7%. The Eastern European investments are centered on consumer, energy, and telecommunication stocks.
          In the Middle East and African region, the Fund remains underweight at 8.6% versus the Index at 11.4%. This underweight is largely a function of our more bullish outlook for the Asia region. In Africa and the Middle East the Fund’s investments consist of consumer, technology, pharmaceutical, and energy stocks.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

PORTFOLIO SUMMARY

Net Asset Value 6/30/09:	$16.13 Per Share
6/30/08:	$25.97 Per Share

Total Net Assets:	$13.2 Million

Weighted Average Market Cap:	$27.6 Billion

PORTFOLIO STRUCTURE - BY REGION (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

3 Month**	32.98%	33.57%	31.76%
6 Month**	31.46	34.26	34.17
1 Year	-33.73	-29.97	-32.69
5 Year	12.12	11.99	10.34
10 Year	5.85	6.29	5.08
Inception	3.90	3.13	n/a
(7/1/94)

CUMULATIVE TOTAL RETURNS*

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index(1)	MSCI Emerging Markets Growth Index(2)

1 Year	-33.73%	-29.97%	-32.69%
5 Year	77.17	76.15	63.57
10 Year	76.58	83.97	64.10
Inception	77.52	58.88	n/a
(7/1/94)

*As of 6/30/09		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance.

(1)	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
(2)

MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indices, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

GROWTH OF $10,000

The sum of $10,000 invested on 6/30/99 and held until 6/30/09 would have increased to $17,658 in the Fund, or $18,397 in the MSCI Emerging Markets Index assuming reinvestment of all dividends and capital gains.

PORTFOLIO STRUCTURE - BY SECTOR (% OF TOTAL NET ASSETS)

Sit Developing Markets Growth Fund
Portfolio of Investments - June 30, 2009

10 LARGEST HOLDINGS

1.	Petrobras
2.	BHP Billiton, A.D.R.
3.	Companhia Vale Do Rio Doce, A.D.R.
4.	Samsung Electronics
5.	China Life Insurance Co., A.D.R.
6.	Reliance Industries, G.D.R.
7.	Teva Pharmaceutical, A.D.R.
8.	Rio Tinto
9.	China Oilfield Services, Ltd.
10.	Hon Hai Precision Industry Co., G.D.R.
Total Number of Holdings: 91

Quantity	Name of Issuer	Fair Value ($)(1)
Common Stocks (97.4%) (2)
Africa/ Middle East (8.6%)
Israel (4.3%)
6,300	Amdocs, Ltd. (Technology Svcs.) (3)	135,135
7,100	NICE Systems Ltd., A.D.R. (Electronic Tech.) (3)	163,797
5,600	Teva Pharmaceutical, A.D.R. (Health Tech.)	276,304
		575,236
South Africa (4.3%)
8,330	Bidvest Group, Ltd. (Consumer Services)	104,522
11,500	MTN Group, Ltd. (Communications)	176,622
6,900	Naspers, Ltd. (Consumer Services)	181,721
3,000	Sasol, A.D.R. (Energy Minerals)	104,460
		567,325
Asia (57.7%)
Australia (6.0%)
8,000	BHP Billiton, A.D.R. (Non-Energy Minerals)	437,840
6,405	Rio Tinto (Non-Energy Minerals)	267,545
500	Rio Tinto, A.D.R, (Non-Energy Minerals)	81,935
		787,320
China / Hong Kong (24.7%)
5,100	AsiaInfo Holdings, Inc. (Technology Services) (3)	87,771
130,000	China Communications Construction. Co. (Transportation)	150,720
5,333	China Life Insurance Co., A.D.R. (Finance)	295,662
9,000	CLP Holdings, Ltd. (Utilities)	59,636
1,900	China Mobile, Ltd. (Communications)	95,152
238,000	China Oilfield Services, Ltd. (Industrial Svcs.)	256,449
102,000	China Railway Construction Corp. (Producer Manufacturing) (3)	156,528
23,000	China Shenhua Energy Co. (Energy Minerals)	84,028
9,400	China Unicom (Hong Kong), Ltd., A.D.R. (Communications)	125,396

Quantity	Name of Issuer	Fair Value ($)(1)

18,200	ChinaEdu Corp., A.D.R. (Consumer Svcs.) (3)	136,136
1,000	CNOOC, Ltd., A.D.R. (Energy Minerals)	123,030
15,000	Hengan International Group, Ltd. (Consumer Non-Durables)	70,095
22,000	Hongkong Land Holdings, Ltd. (Finance)	77,483
3,100	HSBC Holdings, A.D.R. (Finance)	129,487
135,000	Huabao International Holdings, Ltd. (Consumer Non-Durables)	130,363
2,301	Jinpan International, Ltd. (Producer Mfg.)	65,901
3,500	New Oriental Education & Technology Group, A.D.R. (Consumer Svcs.) (3)	235,760
158,000	PetroChina Co. (Energy Minerals)	174,600
48,808	Ports Design, Ltd. (Retail Trade)	114,384
40,000	Li & Fung, Ltd. (Consumer Durables)	106,801
7,000	Sun Hung Kai Properties, Ltd. (Finance)	86,925
4,200	Tencent Holdings, Ltd (Tech. Services)	48,731
158,000	Travelsky Technology, Ltd. (Consumer Svcs.)	87,378
68,000	Tsingtao Brewery (Consumer Non-Durables)	215,040
86,000	Xinao Gas Holdings, Ltd. (Utlities)	146,371
		3,259,827
India * (4.1%)
5,500	ICICI Bank, A.D.R. (Finance)	162,250
2,500	Infosys Technologies, Ltd., A.D.R. (Technology Svcs.)	91,950
3,300	Reliance Industries, G.D.R. (Energy Minerals) (3)	278,769
		532,969
Indonesia (1.7%)
54,500	Astra International (Producer Mfg.)	126,539
3,400	PT Telekomunikasi, A.D.R. (Communications)	101,932
		228,471
Phillipines (2.1%)
603,000	Manila Water Co. (Utilities)	181,274
486,000	SM Prime Holdings, Inc. (Retail Trade)	89,723
		270,997
Singapore (1.3%)
51,600	KS Energy Services, Ltd. (Energy Minerals)	41,873
85,650	Starhub, Ltd. (Communications)	126,280
		168,153
South Korea (9.6%)
725	Cheil Communications, Inc. (Commercial Svcs.)	132,897
9,007	Industrial Bank of Korea (Finance)	77,418
2,200	KB Financial Group (Finance)	73,345
1,900	KB Financial Group, A.D.R. (Finance)	63,289
7,200	Korea Electric Power Corp. (Utilities)	82,800
2,000	POSCO, A.D.R. (Non-Energy Minerals)	165,340
790	Samsung Electronics (Electronic Tech.)	365,268
5,600	Shinhan Financial Group (Finance)	141,180

Quantity	Name of Issuer	Fair Value ($)(1)

310	Shinsegae Co., Ltd. (Retail Trade)	122,504
3,100	SK Telecom Co., A.D.R. (Communications)	46,965
		1,271,006
Taiwan (7.2%)
83,766	Cathay Financial Holding Co. (Finance)	123,146
2,756	Chunghwa Telecom, A.D.R. (Communications)	54,652
9,500	HTC Corp. (Electronic Technology)	133,494
41,692	Hon Hai Precision Industry Co., G.D.R. (Electronic Technology)	253,139
17,140	Hon Hai Precision Industry Co. (Electronic Technology)	52,562
111,923	Taiwan Semiconductor Co. (Electronic Tech.)	183,689
16,514	Taiwan Semi., A.D.R. (Electronic Tech.)	155,401
		956,083
Thailand (1.0%)
42,000	Bangkok Bank Public Co., Ltd. (Finance)	137,448
Europe (8.5%)
Czech Republic (2.0%)
4,000	Central European Media Enterprises, Ltd. (Consumer Services) (3)	78,760
4,200	CEZ (Utilities)	187,725
		266,485
Poland (1.8%)
8,700	Central European Distribution Corp.
	(Consumer Non-Durables) (3)	231,159

Russia (3.3%)
6,500	Gazprom, A.D.R. (Energy Minerals)	131,991
1,500	Gazprom, A.D.R. (Energy Minerals)	30,420
4,300	Mobile Telesystems, A.D.R. (Communications)	158,799
2,700	LUKOIL, A.D.R. (Energy Minerals)	120,690
		441,900
Spain (0.6%)
1,100	Telefonica, A.D.R. (Communications)	74,679

United Kingdom (0.8%)
3,448	Anglo American p.l.c. (Non-Energy Minerals)	100,816

Latin America (22.6%)
Brazil (15.6%)
19,200	AES Tiete S.A. (Utilities)	200,672
4,700	AGCO Corp. (Producer Mfg.) (3)	136,629
15,050	Banco Bradesco S.A. (Finance)	221,199
2,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, A.D.R. (Retail Trade)	80,766
3,600	Companhia de Bebidas das Americas (Consumer Non-Durables)	233,388

Quantity	Name of Issuer	Fair Value ($)(1)

22,300	Companhia Vale do Rio Doce, A.D.R. (Non-Energy Minerals)	393,149
3,883	Embraer de Aeronautica, A.D.R. (Producer Mfg.)	64,303
34,680	Petrobras (Energy Minerals)	576,260
3,000	Petrobras, A.D.R. (Energy Minerals)	122,940
1,800	Vivo Participacoes S.A., A.D.R. (Communications)	34,092
		2,063,398
Chile (0.3%)
900	Banco Santander Chile, A.D.R. (Finance)	42,021

Mexico (5.4%)
6,500	America Movil, A.D.R. (Communications)	251,680
3,800	Grupo Televisa, A.D.R. (Consumer Svcs.)	64,600
4,200	Homex, A.D.R. (Consumer Durables) (3)	117,138
3,000	NII Holdings, Inc. (Communications) (3)	57,210
2,800	Telefonos de Mexico, A.D.R. (Communications)	45,388
60,540	Wal-Mart de Mexico (Retail Trade)	179,529
		715,545
Peru (1.3%)
8,400	Southern Copper Corp. (Non-Energy Minerals)	171,696

Total common stocks		12,862,534
(cost: $10,346,654)

Exchange Traded Funds (0.8%) (2)
19,800	iShares MSCI India* (3)	107,910
(cost: $68,474)

Short-Term Securities (1.9%) (2)
246,138	Wells Fargo Adv. Govt. Fund, 0.08%	246,138
(cost: $246,138)

Total investments in securities
(cost: $10,661,266) (4)		$ 13,216,582

*	The Fund’s total investment in India including the iShares comprises 4.9% of the Fund’s net assets.

See accompanying notes to portfolios of investments on page 50.

Sit Mutual Funds
Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	Presently non-income producing securities.

(4)	At June 30, 2009, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund	Large Cap Growth Fund
Cost for federal income tax purposes	$11,302,564	$47,485,322	$2,939,788	$355,515,529

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$726,809	$1,292,540	$173,597	$7,972,398
Gross unrealized depreciation	(1,780,573)	(5,107,659)	(100,427)	(39,841,589)

Net unrealized appreciation (depreciation)	($1,053,764)	($3,815,119)	$73,170	($31,869,191)

	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Cost for federal income tax purposes	$132,406,749	$20,595,355	$60,730,241	$10,698,850

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$20,085,466	$3,077,293	$8,810,821	$4,183,695
Gross unrealized depreciation	(24,776,503)	(2,821,268)	(11,270,797)	(1,665,963)

Net unrealized appreciation (depreciation)	($4,691,037)	$256,025	($2,459,976)	$2,517,732

(5)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at June 30, 2009, is $1,221,157 in the Balanced Fund which represents 11.8% of the Fund’s net assets. Each Fund currently limits investments in illiquid securities to 15% of net assets.

(6)	This secuitry is being fair-valued according to procedures approved by the Board of Directors.

This page has been left blank intentionally.

Sit Mutual Funds
June 30, 2009

Statements of Assets and Liabilities

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$11,296,966	$47,097,523	$2,939,788

Investments in securities, at fair value	$10,248,800	$43,670,203	$3,012,958
Accrued interest and dividends receivable	57,947	64,916	6,696
Receivable for investment securities sold	55,882	1,214,493	50,737
Other receivables	709	2,808	162
Receivable for Fund shares sold	—	5,000	—

Total assets	10,363,338	44,957,420	3,070,553

LIABILITIES
Payable for investment securities purchased	—	883,361	38,079
Payable for Fund shares redeemed	—	7	—
Other payables	5,801	3,225	153
Accrued investment management fees	8,635	36,108	3,121

Total liabilities	14,436	922,701	41,353

Net assets applicable to outstanding capital stock	$10,348,902	$44,034,719	$3,029,200

Net assets consist of:
Capital (par value and paid-in surplus)	$15,722,694	$52,603,861	$2,980,893

Undistributed (distributions in excess of) net investment income	71,710	218,582	16,154

Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(4,397,336)	(5,360,404)	(41,139)

Unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,048,166)	(3,427,320)	73,292
	$10,348,902	$44,034,719	$3,029,200

Outstanding shares:
Common Shares (Class I)*	798,577	2,948,571	235,914
Common Shares (Class S)*	—	1,642,662	76,275
Net assets applicable to outstanding shares:
Common Shares (Class I)*	$10,348,902	$28,305,189	$2,289,523
Common Shares (Class S)*	—	15,729,530	739,677
Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$12.96	$9.60	$9.70
Common Shares (Class S)*	—	$9.58	$9.70

*Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
ASSETS
Investments in securities, at identified cost	$353,208,858	$132,406,749	$20,592,519	$60,730,241	$10,661,266

Investments in securities, at fair value	$323,646,338	$127,715,712	$20,851,380	$58,270,265	$13,216,582
Accrued interest and dividends receivable	380,189	60,904	150,500	14,411	52,362
Receivable for investment securities sold	—	—	119,247	240,945	—
Other receivables	14,612	—	—	51,733	6,960
Receivable for Fund shares sold	469,324	6,416	—	373	—

Total assets	324,510,463	127,783,032	21,121,127	58,577,727	13,275,904

LIABILITIES

Payable for investment securities purchased	—	—	53,063	152,935	50,337
Payable for Fund shares redeemed purchased	165,782	25,045	—	—	—
Other payables	—	151,713	28,220	—	—
Accrued investment management fees	274,002	129,560	30,912	72,438	22,441

Total liabilities	439,784	306,318	112,195	225,373	72,778

Net assets applicable to outstanding capital stock	$324,070,679	$127,476,714	$21,008,932	$58,352,354	$13,203,126

Net assets consist of:
Capital (par value and paid-in surplus)	$392,364,991	$151,414,089	$54,057,614	$99,879,057	$11,589,957

Undistributed (distributions in excess of) net investment income	1,233,331	—	219,082	—	34,186

Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(39,965,123)	(19,246,338)	(33,530,411)	(39,066,727)	(979,062)

Unrealized appreciation (depreciation) on investments and foreign currency transactions	(29,562,520)	(4,691,037)	262,647	(2,459,976)	2,558,045

	$324,070,679	$127,476,714	$21,008,932	$58,352,354	$13,203,126

Outstanding shares:
Common Shares (Class I)*	9,996,277	12,879,349	1,927,114	2,254,077	818,599
Common Shares (Class S)*	—	—	—	—	—
Net assets applicable to outstanding shares:
Common Shares (Class I)*	$324,070,679	$127,476,714	$21,008,932	$58,352,354	$13,203,126
Common Shares (Class S)*	—	—	—	—	—

Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$32.42	$9.90	$10.90	$25.89	$16.13
Common Shares (Class S)*	—	—	—	—	—

See accompanying notes to financial statements on page 60.

Sit Mutual Funds
One Year Ended June 30, 2009

Statements of Operations

	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund (**)
Investment income:
Income:
Dividends *	$137,973	$1,333,953	$55,144
Interest	291,873	30,896	2,673
Total income	429,846	1,364,849	57,817

Expenses (note 3):
Investment management and advisory service fee	104,401	406,002	20,387
12b-1 Fee - Class S	—	24,984	1,276

Total expenses	104,401	430,986	21,663

Less fees and expenses absorbed by investment adviser	—	—	—

Total net expenses	104,401	430,986	21,663

Net investment income (loss)	325,445	933,863	36,154

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(337,911)	(5,295,631)	(41,176)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,232,666)	(5,111,905)	73,292
Realized gain (loss) on foreign currency transactions	—	—	37

Net gain (loss) on investments	(2,570,577)	(10,407,536)	32,153

Net increase (decrease) in net assets resulting from operations	($2,245,132)	($9,473,673)	$68,307

* Dividends are net of foreign withholding tax of $39,332, $26,414, and $2,201 in the International Growth Fund, Developing Markets Growth Fund, and Global Dividend Growth Fund, respectively.

(**) Period from commencement of operations, September 30, 2008.

	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund
Investment income:
Income:
Dividends *	$4,585,397	$1,068,426	$600,429	$540,830	$280,969
Interest	227,034	107,476	6,849	29,872	5,273
Total income	4,812,431	1,175,902	607,278	570,702	286,242

Expenses (note 3):
Investment management and advisory service fee	2,601,625	1,726,315	434,137	958,496	255,503
12b-1 Fee - Class S	—	—	—	—	—

Total expenses	2,601,625	1,726,315	434,137	958,496	255,503

Less fees and expenses absorbed by investment adviser	—	(138,105)	(82,134)	—	—

Total net expenses	2,601,625	1,588,210	352,003	958,496	255,503

Net investment income (loss)	2,210,806	(412,308)	255,275	(387,794)	30,739

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(26,329,574)	(13,765,942)	(4,060,944)	(10,097,980)	(976,513)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(49,550,297)	(55,121,433)	(10,726,201)	(18,542,232)	(7,050,767)
Realized gain (loss) on foreign currency transactions	—	—	925	—	1,492

Net gain (loss) on investments	(75,879,871)	(68,887,375)	(14,786,220)	(28,640,212)	(8,025,788)

Net increase (decrease) in net assets resulting from operations	($73,669,065)	($69,299,683)	($14,530,945)	($29,028,006)	($7,995,049)

See accompanying notes to financial statements on page 60.

Sit Mutual Funds
Statements of Changes in Net Assets

	Balanced Fund		Dividend Growth Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investments income (loss)	$325,445	$288,558	$933,863	$779,691
Net realized gain (loss) on investments	(337,911)	455,191	(5,295,631)	2,153,005
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,232,666)	(988,060)	(5,111,905)	(4,651,033)
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(2,245,132)	(244,311)	(9,473,673)	(1,718,337)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(351,000)	(249,989)	(775,366)	(606,444)
Common shares (Class S)	—	—	(205,634)	(74,556)
Net realized gains on investments
Common shares (Class I)	—	—	(1,171,782)	(1,924,515)
Common shares (Class S)	—	—	(242,236)	(191,378)
Total distributions	(351,000)	(249,989)	(2,395,018)	(2,796,893)

Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	657,834	1,745,748	3,213,315	8,740,816
Common shares (Class S)	—	—	13,891,609	13,936,094
Fund merger and capital share payments (note 4)	—	—	—	—
Reinvested distributions
Common shares (Class I)	349,158	248,615	1,891,925	2,462,870
Common shares (Class S)	—	—	446,313	265,215
Payments for shares redeemed
Common shares (Class I)	(1,001,363)	(1,089,997)	(7,053,472)	(3,780,160)
Common shares (Class S)	—	—	(12,025,836)	(2,066,712)

Increase (decrease) in net assets from capital share transactions	5,629	904,366	363,854	19,558,123

Total increase (decrease) in net assets	(2,590,503)	410,066	(11,504,837)	15,042,893
Net assets
Beginning of period	12,939,405	12,529,339	55,539,556	40,496,663

End of period *	$10,348,902	$12,939,405	$44,034,719	55,539,556

Capital transactions in shares (note 1):
Sold
Common shares (Class I)	51,967	102,081	336,678	623,487
Common shares (Class S)	—	—	1,516,957	1,030,568
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common shares (Class I)	26,689	14,590	204,162	177,524
Common shares (Class S)	—	—	47,947	19,253
Redeemed
Common shares (Class I)	(73,150)	(63,511)	(737,714)	(269,004)
Common shares (Class S)	—	—	(1,015,342)	(152,868)
Net increase (decrease)	5,506	53,160	352,688	1,428,960

* includes undistributed net investment income	$71,710	$97,265	$218,582	$265,719

	Global Dividend Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	Nine months ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investments income (loss)	$36,154	—	$2,210,806	$965,954	($412,308)	($912,063)
Net realized gain (loss) on investments	(41,176)	—	(26,329,574)	1,347,416	(13,765,942)	12,282,658
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	73,292	—	(49,550,297)	(7,165,526)	(55,121,433)	(14,977,322)
Net realized gain (loss) on foreign currency transactions	37	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	68,307	—	(73,669,065)	(4,852,156)	(69,299,683)	(3,606,727)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(14,403)	—	(1,549,999)	(640,031)	—	—
Common shares (Class S)	(5,597)	—	—	—	—	—
Net realized gains on investments		—
Common shares (Class I)	—	—	—	—	(1,273,427)	(7,135,630)
Common shares (Class S)	—	—	—	—	—	—
Total distributions	(20,000)	—	(1,549,999)	(640,031)	(1,273,427)	(7,135,630)

Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	2,391,949	—	239,937,366	208,273,800	4,659,494	22,370,170
Common shares (Class S)	761,161	—	—	—	—	—
Fund merger and capital share payments (note 4)	—	—	—	—	—	14,051,322
Reinvested distributions
Common shares (Class I)	14,403	—	1,534,522	631,433	1,236,478	6,945,803
Common shares (Class S)	5,597	—	—	—	—	—
Payments for shares redeemed
Common shares (Class I)	(187,353)	—	(129,877,604)	(41,459,014)	(18,725,733)	(27,001,040)
Common shares (Class S)	(4,864)	—	—	—	—	—

Increase (decrease) in net assets from capital share transactions	2,980,893	—	111,594,284	167,446,219	(12,829,761)	16,366,255

Total increase (decrease) in net assets	3,029,200	—	36,375,220	161,954,032	(83,402,871)	5,623,898
Net assets
Beginning of period	—	—	287,695,459	125,741,427	210,879,585	205,255,687

End of period *	$3,029,200	—	$324,070,679	$287,695,459	$127,476,714	$210,879,585

Capital transactions in shares (note 1):
Sold
Common shares (Class I)	254,371	—	7,466,350	4,684,727	469,384	1,632,769
Common shares (Class S)	76,160	—	—	—	—	—
Fund merger (note 4)	—	—	—	—	—	809,357
Reinvested distributions
Common shares (Class I)	1,649	—	51,719	14,028	144,280	441,003
Common shares (Class S)	636	—	—	—	—	—
Redeemed
Common shares (Class I)	(20,106)	—	(4,148,556)	(930,264)	(1,949,894)	(1,734,089)
Common shares (Class S)	(521)	—	—	—	—	—
Net increase (decrease)	312,189	—	3,369,513	3,768,491	(1,336,230)	1,149,040

* includes undistributed net investment income	$16,154	—	$1,233,331	$572,524	$—	$—

See accompanying notes to financial statements on page 60.

Sit Mutual Funds
Statements of Changes in Net Assets (continued)

	International Growth Fund		Small Cap Growth Fund
	Year ended June 30, 2009	Year ended June 30, 2008	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$255,275	$307,461	($387,794)	($957,147)
Net realized gain (loss) on investments	(4,060,944)	1,973,380	(10,097,980)	8,104,312
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,726,201)	(3,774,119)	(18,542,232)	(14,446,734)
Net realized gain (loss) on foreign currency transactions	925	1,001	—	—
Net increase (decrease) in net assets resulting from operations	(14,530,945)	(1,492,277)	(29,028,006)	(7,299,569)
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	(350,000)	(408,875)	—	—
Common shares (Class S)	—	—	—	—
Net realized gains on investments
Common shares (Class I)	—	—	—	—
Common shares (Class S)	—	—	—	—
Total distributions	(350,000)	(408,875)	—	—
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	1,017,171	3,309,438	5,188,722	11,785,566
Common shares (Class S)	—	—	—	—
Fund merger and capital share payments (note 4)	201,098	—	—	—
Reinvested distributions
Common shares (Class I)	345,271	400,670	—	—
Common shares (Class S)	—	—	—	—
Payments for shares redeemed
Common shares (Class I)	(3,387,765)	(3,606,064)	(11,335,025)	(16,759,064)
Common shares (Class S)	—	—	—	—
Increase (decrease) in net assets from capital share transactions	(1,824,225)	104,044	(6,146,303)	(4,973,498)
Total increase (decrease) in net assets	(16,705,170)	(1,797,108)	(35,174,309)	(12,273,067)
Net assets
Beginning of period	37,714,102	39,511,210	93,526,663	105,799,730
End of period *	$21,008,932	$37,714,102	$58,352,354	$93,526,663
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	87,795	174,630	203,373	292,167
Common shares (Class S)	—	—	—	—
Fund merger (note 4)	—	—	—	—
Reinvested distributions
Common shares (Class I)	34,118	21,392	—	—
Common shares (Class S)	—	—	—	—
Redeemed
Common shares (Class I)	(313,402)	(190,170)	(447,245)	(429,997)
Common shares (Class S)	—	—	—	—
Net increase (decrease)	(191,489)	5,852	(243,872)	(137,830)
* includes undistributed net investment income	$219,082	$307,461	$—	$—

	Developing Markets Growth Fund
	Year ended June 30, 2009	Year ended June 30, 2008
Operations:
Net investment income (loss)	$30,739	($64,711)
Net realized gain (loss) on investments	(976,513)	602,948
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,050,767)	(138,363)
Net realized gain (loss) on foreign currency transactions	1,492	(106)
Net increase (decrease) in net assets resulting from operations	(7,995,049)	399,768
Distributions to shareholders from (note 1):
Net investment income
Common shares (Class I)	—	(35,294)
Common shares (Class S)	—	—
Net realized gains on investments
Common shares (Class I)	(602,947)	(241,893)
Common shares (Class S)	—	—
Total distributions	(602,947)	(277,187)
Capital share transactions (note 1):
Proceeds from shares sold
Common shares (Class I)	3,132,165	12,009,397
Common shares (Class S)	—	—
Fund merger and capital share payments (note 4)	77,735	—
Reinvested distributions
Common shares (Class I)	591,613	269,654
Common shares (Class S)	—	—
Payments for shares redeemed
Common shares (Class I)	(5,195,466)	(7,637,020)
Common shares (Class S)	—	—
Increase (decrease) in net assets from capital share transactions	(1,393,953)	4,642,031
Total increase (decrease) in net assets	(9,991,949)	4,764,612
Net assets
Beginning of period	23,195,075	18,430,463
End of period *	$13,203,126	$23,195,075
Capital transactions in shares (note 1):
Sold
Common shares (Class I)	203,053	430,789
Common shares (Class S)	—	—
Fund merger (note 4)	—	—
Reinvested distributions
Common shares (Class I)	48,099	9,562
Common shares (Class S)	—	—
Redeemed
Common shares (Class I)	(325,827)	(286,042)
Common shares (Class S)	—	—
Net increase (decrease)	(74,675)	154,309
* includes undistributed net investment income	$34,186	$—

See accompanying notes to financial statements on page 60.

59

Sit Mutual Funds
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit Dividend Growth, Sit Global Dividend Growth, Sit International Growth, and Sit Balanced, are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500 Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth

Provide current income that exceeds the dividend yield of a composite index (60% S&P 500 Index & 40% MSCI EAFE Index) and that grows over a period of years. Secondarily, maximize long-term capital appreciation.

Large Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
Mid Cap Growth Fund, Inc.	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Small Cap Growth	Maximize long-term capital appreciation.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Funds are summarized below:

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital.

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus one-hundred basis points (1.00%). The Funds had no borrowings outstanding during the period ended June 30, 2009.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157) effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Funds adopted FAS 157 as of July 1, 2008. In April 2009, the FASB issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4) effective for interim and annual reporting periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Funds adopted FSP 157-4 effective June 30, 2009. Under FAS 157, various inputs are used in determining the value of the Funds’ investments, primarily inputs using the market approach. These inputs are summarized into three levels and described below:

•

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Sit Mutual Funds
Notes to Financial Statements (continued)

•

Level 2 — other significant observable inputs including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value on June 30, 2009:

	Investment in securities (**)
	Level 1	Level 2	Level 3

Fund	Quoted Prices	Other significant observable inputs	Significant unobservable inputs	Total
Balanced
Equity securities	$7,068,572	—	—	$7,068,572
Debt securities issued by the U.S. Treasury and other U.S. govt. corporations and agencies	—	$1,027,500	—	1,027,500
Corporate debt securities	—	1,472,188	—	1,472,188
Residential mortgage-backed securities	—	609,002	—	609,002
Other debt securities	—	71,538	—	71,538
	7,068,572	3,180,228	—	10,248,800
Dividend Growth
Equity securities	43,520,672	—	—	43,520,672
Corporate debt securities	—	149,531	—	149,531
	43,520,672	149,531	—	43,670,203
Global Dividend Growth (*)	2,825,490	187,468	—	3,012,958
Large Cap Growth (*)	323,646,338	—	—	323,646,338
Mid Cap Growth (*)	127,715,712	—	—	127,715,712
International Growth (*)	7,637,877	13,213,503	—	20,851,380
Small Cap Growth (*)	58,270,265	—	—	58,270,265
Developing Markets Growth (*)	7,815,746	5,400,836	—	13,216,582

*

For these Funds, 100% of the investment value is comprised of equity securities. See the respective Fund’s Portfolio of Investments for industry and/or geographical classification. Level 2 equity securities are primarily foreign securities where the closing price has been adjusted by application of a systematic process for events occurring after the close of the foreign exchange.

**

At June 30, 2009, the Funds held no other financial instruments. For the year ended June 30, 2009, the Funds held no assets in which significant unobservable inputs (Level 3) were used in determining fair value.

Foreign Currency Translations and Forward Foreign Currency Contracts
The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, Developing Markets Growth and International Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2006, 2007, and 2008 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2009 and 2008 were as follows:

Sit Mutual Funds
Notes to Financial Statements (continued)

Year Ended June 30, 2009:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$351,000	—	$351,000
Dividend Growth (Class I)	775,366	1,171,782	1,947,148
Dividend Growth (Class S)	205,634	242,236	447,870
Global Dividend Growth (Class I)	14,403	—	14,403
Global Dividend Growth (Class S)	5,597	—	5,597
Large Cap Growth	1,549,999	—	1,549,999
Mid Cap Growth	—	1,273,427	1,273,427
International Growth	350,000	—	350,000
Small Cap Growth	—	—	—
Developing Markets Growth	—	602,947	602,947

Year Ended June 30, 2008:

	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
Balanced	$249,989	—	—	$249,989
Dividend Growth (Class I)	946,131	1,584,828	—	2,530,959
Dividend Growth (Class S)	108,336	157,598	—	265,934
Large Cap Growth	640,031	—	—	640,031
Mid Cap Growth	—	7,032,835	$102,795	7,135,630
International Growth	408,875	—	—	408,875
Small Cap Growth	—	—	—	—
Developing Markets Growth	35,294	241,893	—	277,187

As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation (Depreciation)
Balanced	$71,710	($4,391,738)	($1,053,764)
Dividend Growth	218,582	(4,972,605)	(3,815,199)
Global Dividend Growth	16,154	(41,139)	73,292
Large Cap Growth	1,233,331	(37,658,451)	(31,869,191)
Mid Cap Growth	—	(19,246,338)	(4,691,037)
International Growth	219,082	(33,527,574)	259,811
Small Cap Growth	—	(39,066,727)	(2,459,975)
Developing Markets Growth	34,186	(941,477)	2,520,461

Undistributed net investment income and accumulated net realized gains (losses) from the Statements of Assets and Liabilities have been increased (decreased) by current permanent book-to-tax differences resulting in reclassifications as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)	Additional Paid-in Capital
Mid Cap Growth	$412,308	$115,353	($527,661)
International Growth	5,345	(5,345)	—
Small Cap Growth	387,794	—	(387,794)
Developing Markets Growth	4,040	(4,040)	—

As of June 30, 2009, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

	Loss Carryover	Expiration Years
Balanced	$4,391,738	2011-2018
Dividend Growth	4,972,605	2017-2018
Global Dividend Growth	41,139	2018
Large Cap Growth	37,658,451	2011-2018
Mid Cap Growth	19,246,338	2010-2018
International Growth	33,527,574	2010-2018
Small Cap Growth	39,066,727	2011-2018
Developing Markets Growth	941,477	2017-2018

Distributions
Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments
The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

Sit Mutual Funds
Notes to Financial Statements (continued)

(2)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2009, were as follow:

	Purchases ($)	Proceeds ($)
Balanced	3,017,287	3,527,536
Dividend Growth	28,633,622	30,174,922
Global Dividend Growth	3,257,686	365,253
Large Cap Growth	189,627,995	68,000,439
Mid Cap Growth	25,322,324	36,784,661
International Growth	7,835,032	8,872,187
Small Cap Growth	17,129,700	21,823,357
Developing Markets Growth	1,761,774	3,646,491

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

	Management Fee	Net of Adviser’s Voluntary Fee Waiver
Balanced	1.00%	1.00%
Dividend Growth Fund Class I and Class S	1.00%	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%	1.25%
Large Cap Growth	1.00%	1.00%
Mid Cap Growth	1.25%	1.15%
International Growth	1.85%	1.50%
Small Cap Growth	1.50%	1.50%
Developing Markets Growth	2.00%	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

For the periods through December 31, 2009, the Adviser has agreed to limit the management fee of the Mid Cap Growth Fund and International Growth Fund to 1.15% and 1.50% of the Fund’s average daily net assets, respectively.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2009:

	Shares	% Shares Outstanding
Balanced	220,980	27.7
Dividend Growth	838,920	18.3
Global Dividend Growth	245,000	78.5
Large Cap Growth	378,057	3.8
Mid Cap Growth	3,161,975	24.6
International Growth	727,762	37.8
Small Cap Growth	800,640	35.5
Developing Markets Growth	206,210	25.2

(4)	Fund Merger and Capital Share Payments

Pursuant to a plan approved by the shareholders of the Sit Science and Technology Growth Fund (“Science and Technology Fund”), the Mid Cap Growth Fund (“Mid Cap Fund”) acquired all of the assets of the Science and Technology Fund in exchange for shares of common stock of the Mid Cap Fund effective October 26, 2007. The aggregate net assets of the Mid Cap Fund immediately before the acquisition were $232,066,744 and the combined net assets immediately after the acquisition were $246,118,066. In exchange for 1,052,387 shares and $14,051,322 of net assets in the Science and Technology Fund, the Mid Cap Fund issued 809,357 shares. The net assets of the Science and Technology Fund consisted of: Capital stock of $29,319,743, Accumulated net realized loss of ($19,500,352), and Unrealized appreciation of $4,231,931. As a result of the merger, the Mid Cap Fund acquired capital loss carryovers, which are limited to $6,807,218 by the Internal Revenue Code Section 382, and unrealized capital gains.

The international Growth and Developing Markets Growth Funds received proceeds of $201,098 and $77,735, respectively, from market timing settlements paid to the Funds during the year. These amounts are separately reflected on the statements of changes in net assets and in the financial highlights.

(5)	Subsequent Events

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165) effective for interim and annual periods ending after June 15, 2009. FAS 165 provides additional guidance for determining when an entity should recognize or disclose events or transactions occurring after the balance sheet date. The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 20, 2009, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Sit Balanced Fund
Financial Highlights

	Years Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$16.32	$16.93	$15.14	$14.53	$13.80
Operations:
Net investment income (1)	.41	.38	.34	.28	.26
Net realized and unrealized gains (losses) on investments	(3.32)	(.66)	1.78	.59	.73
Total from operations	(2.91)	(.28)	2.12	.87	.99
Distributions to Shareholders:
From net investment income	(.45)	(.33)	(.33)	(.26)	(.26)
From net realized gains	—	—	—	—	—
Total distributions	(.45)	(.33)	(.33)	(.26)	(.26)
Net Asset Value:
End of period	$12.96	$16.32	$16.93	$15.14	$14.53
Total investment return (2)	(17.84%)	(1.72%)	14.24%	6.03%	7.28%
Net assets at end of period (000’s omitted)	$10,349	$12,939	$12,529	$11,617	$12,251

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income to average daily net assets	3.12%	2.22%	2.13%	1.84%	1.84%

Portfolio turnover rate (excluding short-term securities)	30.26%	54.96%	41.63%	50.00%	36.32%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Dividend Growth Fund Class I

Financial Highlights

	Years Ended June 30,
	2009		2008		2007		2006		2005
Net Asset Value:
Beginning of period	$13.11		$14.42		$12.26		$11.18		$10.14
Operations:
Net investment income (loss) (1)	.23		.23		.24		.25		.21
Net realized and unrealized gains (losses) on investments	(3.09)		(.63)		2.35		1.20		1.01
Total from operations	(2.86)		(.40)		2.59		1.45		1.22
Distributions to Shareholders:
From net investment income	(.26)		(.22)		(.23)		(.23)		(.18)
From net realized gains	(.39)		(.69)		(.20)		(.14)		—
Total distributions	(.65)		(.91)		(.43)		(.37)		(.18)
Net Asset Value:
End of period	$9.60		$13.11		$14.42		$12.26		$11.18
Total investment return (2)	(21.59%)		(3.06%)		21.48%		13.20%		12.12%
Net assets at end of period (000’s omitted)	$28,305		$41,239		$37,674		$24,137		$14,196

Ratios:
Expenses to average daily net assets (3)	1.00%		1.00%		1.00%		1.00%		1.00%
Net investment income (loss) to average daily net assets	2.35%		1.68%		1.81%		2.09%		1.94%

Portfolio turnover rate (excluding short-term securities)	69.10	% (4)	38.86	% (4)	34.02	% (4)	41.28	% (4)	54.89%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire Fund.

See accompanying notes to financial statements on page 60.

Sit Dividend Growth Fund Class S
Financial Highlights

	Year Ended June 30, 2009		Year Ended June 30, 2008		Year Ended June 30, 2007		Three months Ended June 30, 2006
Net Asset Value:
Beginning of period	$13.08		$14.39		$12.26		$12.28
Operations:
Net investment income (loss) (1)	.21		.20		.21		.05
Net realized and unrealized gains (losses) on investments	(3.09)		(.63)		2.33		(.02)
Total from operations	(2.88)		(.43)		2.54		.03
Distributions to Shareholders:
From net investment income	(.23)		(.19)		(.21)		(.05)
From net realized gains	(.39)		(.69)		(.20)		—
Total distributions	(.62)		(.88)		(.41)		(.05)
Net Asset Value:
End of period	$9.58		$13.08		$14.39		$12.26
Total investment return (2)	(21.79%)		(3.27%)		21.02%		0.27%
Net assets at end of period (000’s omitted)	$15,730		$14,300		$2,823		$48

Ratios:
Expenses to average daily net assets (3)	1.25%		1.25%		1.25%		1.25	% (5)
Net investment income (loss) to average daily net assets	2.10%		1.43%		1.56%		1.84	% (5)

Portfolio turnover rate (excluding short-term securities)	69.10	% (4)	38.86	% (4)	34.02	% (4)	41.28	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

Sit Global Dividend Growth Fund Class I

Financial Highlights

	Nine months Ended June 30, 2009
Net Asset Value:
Beginning of period	$10.00
Operations:
Net investment income (loss) (1)	.15
Net realized and unrealized gains (losses) on investments	(.36)
Total from operations	(.21)
Distributions to Shareholders:
From net investment income	(.09)
From net realized gains	—
Total distributions	(.09)
Net Asset Value:
End of period	$9.70
Total investment return (2)	(2.06%)
Net assets at end of period (000’s omitted)	$2,290

Ratios:
Expenses to average daily net assets (3)	1.25	% (5)
Net investment income (loss) to average daily net assets	2.30	% (5)

Portfolio turnover rate (excluding short-term securities)	17.69	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

Sit Global Dividend Growth Fund Class S
Financial Highlights

	Nine months Ended June 30, 2009
Net Asset Value:
Beginning of period	$10.00
Operations:
Net investment income (loss) (1)	.13
Net realized and unrealized gains (losses) on investments	(.36)
Total from operations	(.23)
Distributions to Shareholders:
From net investment income	(.07)
From net realized gains	—
Total distributions	(.07)
Net Asset Value:
End of period	$9.70
Total investment return (2)	(2.18%)
Net assets at end of period (000’s omitted)	$740

Ratios:
Expenses to average daily net assets (3)	1.50	% (5)
Net investment income (loss) to average daily net assets	2.05	% (5)

Portfolio turnover rate (excluding short-term securities)	17.69	% (4)

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The portfolio turnover rate presented is for the entire fund.

(5)	Percentages are adjusted to an annual rate.

Sit Large Cap Growth Fund

Financial Highlights

	Years Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$43.41	$43.99	$37.60	$34.27	$31.96
Operations:
Net investment income (loss) (1)	.28	.20	.24	.17	.16
Net realized and unrealized gains (losses) on investments	(11.05)	(.65)	6.43	3.23	2.27
Total from operations	(10.77)	(.45)	6.67	3.40	2.43
Distributions to Shareholders:
From net investment income	(.22)	(.13)	(.28)	(.07)	(.12)
From net realized gains	—	—	—	—	—
Total distributions	(.22)	(.13)	(.28)	(.07)	(.12)
Net Asset Value:
End of period	$32.42	$43.41	$43.99	$37.60	$34.27
Total investment return (2)	(24.77%)	(1.03%)	17.79%	9.91%	7.62%
Net assets at end of period (000’s omitted)	$324,071	$287,695	$125,741	$101,873	$69,660

Ratios:
Expenses to average daily net assets (3)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average daily net assets	0.85%	0.46%	0.59%	0.46%	0.49%

Portfolio turnover rate (excluding short-term securities)	27.98%	21.97%	27.80%	23.71%	23.22%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

See accompanying notes to financial statements on page 60.

Sit Mid Cap Growth Fund

Financial Highlights

	Years Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$14.83	$15.71	$13.01	$11.28	$10.23
Operations:
Net investment income (loss) (1)	(.03)	(.07)	(.04)	—	(.07)
Net realized and unrealized gains (losses) on investments	(4.81)	(.31)	2.74	1.73	1.12
Total from operations	(4.84)	(.38)	2.70	1.73	1.05
Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	(.09)	(.50)	—	—	—
Total distributions	(.09)	(.50)	—	—	—
Net Asset Value:
End of period	$9.90	$14.83	$15.71	$13.01	$11.28
Total investment return (2)	(32.51%)	(2.63%)	20.75%	15.34%	10.26%
Net assets at end of period (000’s omitted)	$127,477	$210,880	$205,256	$191,541	$199,449

Ratios (3):
Expenses (without waiver) (4)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses (with waiver) (4)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) (without waiver)	(0.40%)	(0.52%)	(0.41%)	(0.13%)	(0.76%)
Net investment income (loss) (with waiver)	(0.30%)	(0.42%)	(0.31%)	(0.03%)	(0.66%)

Portfolio turnover rate (excluding short-term securities)	18.07%	34.61%	40.08%	32.48%	39.74%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.25% of average daily net assets.

However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit International Growth Fund

Financial Highlights

	Years Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$17.80	$18.70	$15.48	$12.31	$11.24
Operations:
Net investment income (loss) (1)	.13	.15	.20	.14	.07
Net realized and unrealized gains (losses) on investments	(6.95)	(.85)	3.17	3.10	1.03
Total from operations	(6.82)	(.70)	3.37	3.24	1.10
Capital share payments (5)	.10	—	—	—	—
Distributions to Shareholders:
From net investment income	(.18)	(.20)	(.15)	(.07)	(.03)
From net realized gains	—	—	—	—	—
Total distributions	(.18)	(.20)	(.15)	(.07)	(.03)
Net Asset Value:
End of period	$10.90	$17.80	$18.70	$15.48	$12.31
Total investment return (2)	(37.71%)	(3.82%)	21.87%	26.37%	9.80%
Net assets at end of period (000’s omitted)	$21,009	$37,714	$39,511	$34,700	$29,152

Ratios (3):
Expenses (without waiver) (4)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses (with waiver) (4)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) (without waiver)	0.74%	0.43%	0.84%	0.60%	0.21%
Net investment income (loss) (with waiver)	1.09%	0.78%	1.19%	0.95%	0.56%

Portfolio turnover rate (excluding short-term securities)	33.12%	16.83%	17.25%	20.21%	28.27%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 1.85% of average daily net assets.

However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(5)	The Fund received proceeds during the year from market timing settlements as described in footnote 4 to the financial statements.

See accompanying notes to financial statements on page 60.

Sit Small Cap Growth Fund

Financial Highlights

	Years Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$37.44	$40.14	$33.46	$27.74	$25.29
Operations:
Net investment income (loss) (1)	(.16)	(.37)	(.27)	(.23)	(.27)
Net realized and unrealized gains (losses) on investments	(11.39)	(2.33)	6.95	5.95	2.72
Total from operations	(11.55)	(2.70)	6.68	5.72	2.45
Distributions to Shareholders:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	—
Net Asset Value:
End of period	$25.89	$37.44	$40.14	$33.46	$27.74
Total investment return (2)	(30.85%)	(6.73%)	19.96%	20.62%	9.69%
Net assets at end of period (000’s omitted)	$58,352	$93,527	$105,800	$106,977	$180,545

Ratios:
Expenses to average daily net assets (3)	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) to average daily net assets	(0.61%)	(0.93%)	(0.79%)	(0.67%)	(1.08%)

Portfolio turnover rate (excluding short-term securities)	26.19%	37.20%	38.79%	54.73%	33.75%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Developing Markets Growth Fund

Financial Highlights

	Years Ended June 30,
	2009	2008	2007	2006	2005
Net Asset Value:
Beginning of period	$25.97	$24.94	$17.38	$12.97	$9.89
Operations:
Net investment income (loss) (1)	.04	(.07)	.05	.04	.06
Net realized and unrealized gains (losses) on investments	(9.15)	1.41	7.56	4.43	3.04
Total from operations	(9.11)	1.34	7.61	4.47	3.10
Capital share payments (4)	.09	—	—	—	—
Distributions to Shareholders:
From net investment income	—	(.04)	(.05)	(.06)	(.02)
From net realized gains	(.82)	(.27)	—	—	—
Total distributions	(.82)	(.31)	(.05)	(.06)	(.02)
Net Asset Value:
End of period	$16.13	$25.97	$24.94	$17.38	$12.97
Total investment return (2)	(33.73%)	5.26%	43.82%	34.47%	31.32%
Net assets at end of period (000’s omitted)	$13,203	$23,195	$18,430	$13,057	$10,575

Ratios:
Expenses to average daily net assets (3)	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss) to average daily net assets	0.24%	(0.27%)	0.25%	0.24%	0.55%

Portfolio turnover rate (excluding short-term securities)	13.56%	9.40%	16.25%	27.38%	29.54%

(1)	The net investment income (loss) per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(4)	The Fund received proceeds during the year from market timing settlements as described in footnote 4 to the financial statements.

See accompanying notes to financial statements on page 60.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Mutual Funds, Inc.
Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc., as of June 30, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit International Growth Fund, Sit Small Cap Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund, as of June 30, 2009 and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
August 20, 2009

This page has been left blank intentionally.

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2009 to June 30, 2009.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher

Balanced Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,060.70	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Dividend Growth Fund Class I	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,045.30	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Dividend Growth Fund Class S	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,043.90	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.22
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Global Dividend Growth Fund Class I	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,033.70	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.22
*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Global Dividend Growth Fund Class S	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,033.00	$7.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Large Cap Growth Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,077.40	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$4.98
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Mid Cap Growth Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,136.60	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.73
*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Expense Example (Continued)

International Growth Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,040.10	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Small Cap Growth Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,101.70	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.46
*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Developing Markets Growth Fund	Beginning Account Value (1/1/09)	Ending Account Value (6/30/09)	Expenses Paid During Period* (1/1/09 - 6/30/09)
Actual	$1,000.00	$1,314.60	$11.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$ 9.94
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-year period.)

Information about Directors and Officers

          The Sit Mutual Funds are a family of 12 no-load mutual funds. The eight Stock Funds described in this Stock Funds Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund (the “Funds” or individually, a “Fund”). The four bond funds within the Sit Mutual Fund family are described in a Bond Funds Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Interested Director:
Roger J. Sit (2) Age: 47	Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 80	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
Independent Directors:
Melvin C. Bahle Age: 90	Director	Director since 2005; Director Emeritus 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	12	None.
John P. Fagan Age: 79	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana.	12	None.
Sidney L. Jones Age: 75	Director	Director since 1993 or the Fund’s inception, if later; Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	12	None.

Information about Directors and Officers (Continued)

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Independent Directors (continued)
Bruce C. Lueck Age: 68	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 61	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Officers:
Kelly K. Boston Age: 40	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 42	Vice President – Investments of Balanced Fund only.	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 43	Vice President –Investments	Re-Elected by the Boards annually; Officer since 2003	Senior Vice President – Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 64	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A
Paul E. Rasmussen Age: 48	Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President & Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 43	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 40	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President – Research and Investment Management of the Adviser.	N/A	N/A

Name, Address and Age	Position Held with the Funds	Term of Office(1) and length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(3)
Officers (Continued)
Ronald D. Sit Age: 49	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President – Research and Investment Management of the Adviser.	N/A	N/A

(1)

Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

(3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

	Ordinary		Long-Term
Fund and Payable Date	Income (a)		Capital Gain (g)
Balanced Fund
October 10, 2008	$0.11375		$0.00000
December 19, 2008	0.10573		0.00000
April 8, 2009	0.09972		0.00000
July 10, 2009	0.09259		0.00000
	$0.41179	(b)	$0.00000

Dividend Growth Fund (Class I)
October 10, 2008	$0.06585		$0.00000
December 19, 2008	0.07234		0.39102
April 8, 2009	0.05292		0.00000
July 10, 2009	0.04826		0.00000
	$0.23937	(c)	$0.39102

Dividend Growth Fund (Class S)
October 10, 2008	$0.05355		$0.00000
December 19, 2008	0.06655		0.39102
April 8, 2009	0.04931		0.00000
July 10, 2009	0.04280		0.00000
	$0.21221	(c)	$0.39102

Global Dividend Growth Fund (Class I)
December 19, 2008	$0.03379		$0.00000
April 8, 2009	0.05102		0.00000
July 10, 2009	0.05262		0.00000
	$0.13743	(d)	$0.00000

Global Dividend Growth Fund (Class S)
December 19, 2008	$0.02801		$0.00000
April 8, 2009	0.04584		0.00000
July 10, 2009	0.04680		0.00000
	$0.12065	(d)	$0.00000

Large Cap Growth Fund
December 19, 2008	$0.21600	(e)	$0.00000

	Ordinary		Long-Term
Fund and Payable Date	Income (a)		Capital Gain (g)
Mid Cap Growth Fund
December 19, 2008	$0.00000		$0.09395

Developing Markets Growth Fund
December 19, 2008	$0.00000		$0.82360

International Growth Fund
December 19, 2008	$0.17482	(f)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as ordinary income, 32.1% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 41.0% qualifying for dividends-received deduction by corporations.

(c)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(d)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 87.3% qualifying for dividends-received deduction by corporations.

(e)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals. Taxable as ordinary income, 100.0% qualifying for dividends-received deduction by corporations.

(f)	Taxable as ordinary income, 100.0% qualifying for reduced dividend income tax rate for individuals.

(g)	Taxable as long-term gain.

Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ annual and semi-annual reports include complete lists of each portfolio’s holdings. For the first and third quarters of each fiscal year, the Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.4 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans

A N N U A L  R E P O R T  S T O C K  F U N D S
One Year Ended June 30, 2009

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center, 80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PNC Global Investment Servicing
P.O. Box 9763
Providence, RI 02940

AUDITORS KPMG LLP 90 South Seventh Street, Suite 4200 Minneapolis, MN 55402 LEGAL COUNSEL Dorsey & Whitney LLP 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402

           www.sitfunds.com

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2009	24,600	0	5,100	0
Fiscal year ended June 30, 2008	23,900	0	4,095	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)  No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $0.00, respectively.

(h)  The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 27, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 27, 2009

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2009	20,000	0	5,100	0
Fiscal year ended June 30, 2008	19,500	0	4,095	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)  No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $0.00, respectively.

(h)  The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Large Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 27, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 27, 2009

Item 2:   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009				2008
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended June 30
Sit Mutual Funds, Inc.
Sit International Growth Fund (series A)	22,300	0	5,100	0	21,600	0	4,095	0
Sit Balanced Fund (series B)	15,200	0	5,100	0	14,800	0	4,095	0
Sit Developing Markets Growth Fund (series C)	14,500	0	5,100	0	14,100	0	4,095	0
Sit Small Cap Growth Fund (series D)	17,900	0	5,100	0	17,400	0	4,095	0
Sit Science and Technology Growth Fund (series E)	n/a	n/a	n/a	n/a	2,500	0	3,250	0
Sit Dividend Growth Fund (series G)	14,600	0	5,100	0	14,200	0	4,095	0
Sit Global Dividend Growth Fund (series H)	14,600	0	5,100	0	n/a	n/a	n/a	n/a

Total Mutual Funds, Inc.	99,100	0	30,600	0	84,600	0	23,725	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)  No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $0.00, respectively.

(h)  The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:  Controls and Procedures -

(a)  Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b)  There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)  The following exhibits are attached to this Form N-CSR:

(2)  A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)  Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 27, 2009

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 27, 2009